UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-07391

ALLIANCEBERNSTEIN DIVERSIFIED YIELD FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: October 31, 2010

Date of reporting period: October 31, 2010

ITEM 1.	REPORTS TO STOCKHOLDERS.

ANNUAL REPORT

AllianceBernstein Diversified Yield Fund

October 31, 2010

Annual Report

Investment Products Offered

•	Are Not FDIC Insured
•	May Lose Value
•	Are Not Bank Guaranteed

The investment return and principal value of an investment in the Fund will fluctuate as the prices of the individual securities in which it invests fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund’s prospectus, which contains this and other information, visit our web site at www.alliancebernstein.com or call your financial advisor or AllianceBernstein® at (800) 227-4618. Please read the prospectus carefully before you invest.

You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s web site at www.alliancebernstein.com, or go to the Securities and Exchange Commission’s (the “Commission”) web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s web site at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AllianceBernstein family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the manager of the funds.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

December 17, 2010

Annual Report

This report provides management’s discussion of fund performance for AllianceBernstein Diversified Yield Fund (the “Fund”) for the annual reporting period ended October 31, 2010.

Investment Objective and Policies

The Fund’s investment objective is to generate current income consistent with preservation of capital.

The Fund employs a dynamic risk allocation, meaning that the Fund’s risk profile may vary significantly over time based upon market conditions. The Fund invests in a portfolio of fixed-income securities of US and non-US companies and US and non-US government securities and supranational entities, including lower-rated securities. The Fund limits its investments in the securities of any one foreign government to 25% of its total assets. The Fund may invest in debt securities with a range of maturities from short- to long-term.

The Fund typically maintains at least 50% of its net assets in investment-grade securities. The Fund may invest up to 50% of its net assets in below investment grade securities, such as corporate high yield fixed-income securities, sovereign debt obligations and fixed-income securities of issuers located in emerging markets.

The Fund may also invest in mortgage-related and other asset-backed securities, loan participations, inflation-protected securities, structured securities, variable, floating, and inverse floating rate instruments and preferred stock, and may use other investment techniques. The Fund may make short sales of securities or currencies or maintain a short position. The Fund may use borrowings or other leverage for investment purposes. The Fund intends, among other things, to enter into transactions such as reverse repurchase agreements and dollar rolls. The Fund may invest, without limit, in derivatives, such as options, futures, forwards, or swap agreements.

Investment Results

The table on page 5 shows the Fund’s performance compared with its benchmark, the Barclays Capital Global Aggregate Bond Index (hedged to the US Dollar, “USD”) for the six- and 12-month periods ended October 31, 2010. For an additional comparison, returns for the Bank of America (BofA) Merrill Lynch (ML) 3-Month US Treasury Bill (“T-Bill”) Index are also included.

The Fund’s Class A shares without sales charges outperformed the benchmark during the 12-month period ended October 31, 2010, driven primarily by sector allocation. Overweight positions in commercial mortgage-backed securities (CMBS) and investment grade corporates, as well as exposure to high yield corporates and bank loans, contributed positively to relative performance. An underweight position to government issues was also positive. Security selection within the Fund’s corporate holdings, particularly in higher beta positions—issues whose spreads tend to narrow or widen by more than the index average when the market

ALLIANCEBERNSTEIN DIVERSIFIED YIELD FUND •	1

moves—was also a significant positive contributor. The Fund’s overall currency positioning was modest as a short position in the Japanese yen detracted, offset by a positive long position in the Swedish krona.

The Fund’s Class A shares without sales charges underperformed the benchmark for the six-month period ended October 31, 2010. Overall currency positioning was negative as the Fund’s short position in the euro and Japanese yen detracted. An overweight in long US duration issues contributed to returns.

For both periods the Fund utilized derivatives such as futures and interest rate swaps to manage interest rate and spread risk.

Market Review and Investment Strategy

The global economic recovery continued in 2010 driven by strong gains in emerging-market economies. Import growth in emerging-market economies boomed, acting as an important catalyst in the recovery of industrialized economies. Concerns over sovereign debt in peripheral Europe and the potential for a double-dip in the US economy however rose in the second quarter dampening market sentiment. Worries about the fiscal position of Greece intensified, causing Greek sovereign bond spreads to sharply widen. These worries spread to other peripheral countries such as Spain and Portugal, while shares of French, German and Spanish banks came under pressure as concerns grew about their exposure to troubled government debt. Downgrades of Greece, Portugal and Spain by the rating agencies added to the anxiety along with renewed concern about Ireland.

Most major fixed income indices posted solid absolute returns for the annual period as markets recover. CMBS, which posted some of the worst returns during the financial crisis, continued to rebound posting strong gains. For the annual period under review, CMBS returned 21.63%, followed by high yield corporates at 19.35% and investment grade corporates at 11.61%. All three sectors saw significant spread compression. Asset-backed securities led by the home equity sector returned 7.81%. The agency mortgage-backed sector followed, returning 5.99% for the annual period. Global government bonds (hedged to the USD) returned 5.32%, with the US and core Europe providing the strongest returns and peripheral Europe posting the worst returns. All returns are according to the Barclays Capital Indices.

With government bond yields still very low by historical standards, the Fund’s investment management team, comprised of the Global Fixed Income Investment Team and Global Credit Investment Team (the “Team”) continued the strategy within the Fund to hold significant allocations to investment grade corporate bonds and CMBS and maintain exposure to high yield securities and bank loans. From a fundamental perspective the Team continues to see a positive outlook for corporates and consequently they still see credit as offering good value. Corporate earnings in the third quarter were strong with approximately 72% of companies beating earnings

2	• ALLIANCEBERNSTEIN DIVERSIFIED YIELD FUND

expectations (compared with a long term average of 57%). Earnings in the S&P 500 were up an impressive 34% year over year, and 26% excluding financials. To offset or hedge some of the risk within the Fund, the Team utilized Treasury futures and interest rates swaps to bring the overall risk within the Fund down to its risk target.

With heightened sovereign risk, particularly in Greece, Portugal, Ireland and other peripheral euro-area nations, the Team maintained a cautious stance on government debt and a short position in the euro. The Fund’s largest overall duration strategy was an overweight in the US and core euro area, which were attractive due to relatively high hedged yields and the steepness of their yield curves. The Fund also had modest duration exposure in the UK and New Zealand. Additionally, the Team continued to see select opportunities in the currencies of economies that are benefiting from resurgent global economic growth. At the end of the reporting period, the Fund had long positions in the Australian dollar, the South Korean won and the Swedish krona, and short positions in the euro and the yen.

While the Team remains confident that the global economic recovery, powered by strong growth in emerging market economies should remain on track, a host of uncertainties are likely to keep financial market volatility high.

ALLIANCEBERNSTEIN DIVERSIFIED YIELD FUND •	3

HISTORICAL PERFORMANCE

An Important Note About the Value of Historical Performance

The performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com. The investment return and principal value of an investment in the Fund will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost.

Investors should consider the investment objectives, risks, charges and expenses of the Fund/Portfolio carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein Investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (4% year 1, 3% year 2, 2% year 3, 1% year 4); a 1% 1 year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

Benchmark Disclosure

Neither the unmanaged Barclays Capital Global Aggregate Bond Index (US dollar hedged) nor the unmanaged BofA Merrill Lynch (ML) 3-Month US Treasury Bill (T-Bill) Index reflect fees and expenses associated with the active management of a mutual fund portfolio. The Barclays Capital Global Aggregate Index represents the performance of the global investment-grade developed fixed income markets. The Bank of America Merrill Lynch® US 3-Month Treasury Bill Index measures the performance of Treasury securities maturing in 90 days. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

The market values of the Fund’s holdings rise and fall from day to day, so investments may lose value. A bond’s credit rating reflects the issuer’s ability to make timely payments of interest or principal—the lower the rating, the higher the risk of default. If the issuer’s financial strength deteriorates, the issuer’s rating may be lowered and the bond’s value may decline. Prices for goods and services tend to rise over time, which may erode the purchasing power of investments. Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations. Non-US securities may be more volatile because of political, regulatory, market and economic uncertainties associated with such securities. Fluctuations in currency exchange risk may negatively affect the value of the investment or reduce returns. These risks are magnified in emerging or developing markets. As interest rates rise, bond prices fall and vice versa—long-term securities tend to rise and fall more than short-term securities. The values of mortgage-related and asset-backed securities are particularly sensitive to changes in interest rates due to prepayment risk. Investing in derivative instruments such as options, futures, forwards or swaps can be riskier than traditional investments, and may be more volatile, especially in a down market. Leverage risks involve trying to enhance investment returns by borrowing money or using other leverage tools—magnify both gains and losses, resulting in greater volatility.

(Historical Performance continued on next page)

4	• ALLIANCEBERNSTEIN DIVERSIFIED YIELD FUND

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

THE FUND VS. ITS BENCHMARK PERIODS ENDED OCTOBER 31, 2010	NAV Returns
	6 Months	12 Months
AllianceBernstein Diversified Yield Fund*
Class A	2.00%	7.88%

Class B**	1.64%	7.13%

Class C	1.64%	7.13%

Advisor Class†	2.15%	8.21%

Class R†	1.88%	7.68%

Class K†	2.02%	8.00%

Class I†	2.17%	8.26%

Barclays Capital Global Aggregate Bond Index (Hedged to the USD)	3.90%	6.33%

BofA Merrill Lynch 3-Month US T-Bill Index	0.08%	0.12%

*    Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the Fund’s performance for the six- and 12-month periods ended October 31, 2010, by 0.08% and 0.55%, respectively.

**  Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. Please see Note A for more information.

†    Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds.

See Historical Performance and Benchmark disclosures on previous page.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN DIVERSIFIED YIELD FUND •	5

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

GROWTH OF A $10,000 INVESTMENT IN THE FUND

10/31/00 TO 10/31/10

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Diversified Yield Fund Class A shares (from 10/31/00 to 10/31/10) as compared to the performance of its benchmark. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains distributions.

See Historical Performance disclosures on pages 4.

(Historical Performance continued on next page)

6	• ALLIANCEBERNSTEIN DIVERSIFIED YIELD FUND

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF OCTOBER 31, 2010
	NAV Returns	SEC Returns	SEC Yields*

Class A Shares			1.50%
1 Year	7.88%	3.29%
5 Years	3.88%	2.98%
10 Years	4.72%	4.27%

Class B Shares			0.88%
1 Year	7.13%	3.13%
5 Years	3.16%	3.16%
10 Years(a)	4.29%	4.29%

Class C Shares			0.87%
1 Year	7.13%	6.13%
5 Years	3.13%	3.13%
10 Years	3.99%	3.99%

Advisor Class Shares‡			1.86%
1 Year	8.21%	8.21%
5 Years	4.17%	4.17%
10 Years	5.03%	5.03%

Class R Shares‡			1.38%
1 Year	7.68%	7.68%
5 Years	3.62%	3.62%
Since Inception†	3.40%	3.40%

Class K Shares‡			1.49%
1 Year	8.00%	8.00%
5 Years	3.95%	3.95%
Since Inception†	3.72%	3.72%

Class I Shares‡			1.87%
1 Year	8.26%	8.26%
5 Years	4.22%	4.22%
Since Inception†	4.00%	4.00%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 1.69%, 2.49%, 2.39%, 1.28%, 1.96%, 1.68% and 1.25% for Class A, Class B, Class C, Advisor, Class R, Class K and Class I shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Fund’s annual operating expense ratios exclusive of interest expense to 0.90%, 1.60%, 1.60%, 0.60%, 1.10%, 0.85% and 0.60% for Class A, Class B, Class C, Advisor, Class R, Class K and Class I shares, respectively. These waivers/reimbursements extend throughout the Fund’s current fiscal year and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights sections since they are based on different time periods.

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

*	SEC Yields are calculated based on SEC guidelines for the 30-day period ended October 31, 2010.

†	Inception date: 3/1/05 for Class R, Class K and Class I shares.

‡	These share classes are offered at net asset value (NAV) to eligible investors and their SEC returns are the same as the NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception date for Class R, Class K and Class I shares is listed above.

See Historical Performance disclosures on pages 4.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN DIVERSIFIED YIELD FUND •	7

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (SEPTEMBER 30, 2010)
SEC Returns

Class A Shares
1 Year	3.54%
5 Years	2.63%
10 Years	4.08%

Class B Shares
1 Year	3.41%
5 Years	2.80%
10 Years(a)	4.09%

Class C Shares
1 Year	6.42%
5 Years	2.77%
10 Years	3.79%

Advisor Class Shares‡
1 Year	8.49%
5 Years	3.82%
10 Years	4.84%

Class R Shares‡
1 Year	7.96%
5 Years	3.28%
Since Inception†	3.36%

Class K Shares‡
1 Year	8.28%
5 Years	3.58%
Since Inception†	3.66%

Class I Shares‡
1 Year	8.41%
5 Years	3.85%
Since Inception†	3.93%

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

†	Inception date: 3/1/05 for Class R, Class K and Class I shares.

‡	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception date for Class R, Class K and Class I shares is listed above.

See Historical Performance disclosures on pages 4.

8	• ALLIANCEBERNSTEIN DIVERSIFIED YIELD FUND

Historical Performance

FUND EXPENSES

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value May 1, 2010		Ending Account Value October 31, 2010		Expenses Paid During Period*
	Actual	Hypothetical	Actual	Hypothetical**	Actual	Hypothetical
Class A	$1,000	$1,000	$1,019.95	$1,020.67	$4.58	$4.58
Class B	$1,000	$1,000	$1,016.36	$1,017.14	$8.13	$8.13
Class C	$1,000	$1,000	$1,016.37	$1,017.14	$8.13	$8.13
Advisor Class	$1,000	$1,000	$1,021.50	$1,022.18	$3.06	$3.06
Class R	$1,000	$1,000	$1,018.81	$1,019.66	$5.60	$5.60
Class K	$1,000	$1,000	$1,020.23	$1,020.92	$4.33	$4.33
Class I	$1,000	$1,000	$1,021.66	$1,022.18	$3.06	$3.06

*	Expenses are equal to the classes’ annualized expense ratios of 0.90%, 1.60%, 1.60%, 0.60%, 1.10%, 0.85% and 0.60%, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

**	Assumes 5% return before expenses.

ALLIANCEBERNSTEIN DIVERSIFIED YIELD FUND •	9

Fund Expenses

PORTFOLIO SUMMARY

October 31, 2010 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mill): $73.2

*	All data are as of October 31, 2010. The Fund’s security type and country breakdowns are expressed as a percentage of total investments and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). “Other” security type weightings represent 0.5% or less in the following security types: Emerging Markets-Sovereigns, Governments-Sovereign Bonds, Local Governments-Municipal Bonds and Emerging Markets-Corporate Bonds. “Other” country weightings represent 0.5% or less in the following countries: Argentina, Brazil, Colombia, Croatia, Czech Republic, France, Ireland, Kazakhstan, Luxembourg, Malaysia, Poland and South Africa.

10	• ALLIANCEBERNSTEIN DIVERSIFIED YIELD FUND

Portfolio Summary

PORTFOLIO OF INVESTMENTS

October 31, 2010

		Principal Amount (000)	U.S. $ Value

CORPORATES - INVESTMENT GRADES – 32.3%
Industrial – 15.8%
Basic – 2.7%
Alcoa, Inc. 5.375%, 1/15/13	U.S.$	164	$175,175
AngloGold Ashanti Holdings PLC 5.375%, 4/15/20		115	122,820
ArcelorMittal 6.125%, 6/01/18		225	246,072
Dow Chemical Co. (The)
7.60%, 5/15/14		91	107,066
8.55%, 5/15/19		69	88,619
Eastman Chemical Co. 5.50%, 11/15/19		26	28,560
Freeport-McMoRan Copper & Gold, Inc. 8.25%, 4/01/15		160	171,400
International Paper Co. 9.375%, 5/15/19		160	211,285
Lubrizol Corp. 8.875%, 2/01/19		155	200,392
Packaging Corp. of America 5.75%, 8/01/13		180	195,010
PPG Industries, Inc. 5.75%, 3/15/13		220	240,967
Teck Resources Ltd. 9.75%, 5/15/14		40	49,807
Xstrata Canada Financial Corp. 5.875%, 5/27/11	EUR	120	170,642

			2,007,815

Capital Goods – 0.8%
CRH Finance BV 7.375%, 5/28/14		120	185,121
Republic Services, Inc. 5.25%, 11/15/21	U.S.$	200	221,859
Tyco International Finance SA 8.50%, 1/15/19		150	198,212

			605,192

Communications - Media – 2.5%
BSKYB Finance UK PLC 5.625%, 10/15/15(a)		225	258,085
CBS Corp. 8.20%, 5/15/14		155	186,118
Comcast Corp. 5.30%, 1/15/14		180	201,157
DirecTV Holdings LLC / DirecTV Financing Co., Inc. 4.75%, 10/01/14		70	76,841

ALLIANCEBERNSTEIN DIVERSIFIED YIELD FUND •	11

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

News America Holdings, Inc. 9.25%, 2/01/13	U.S.$	225	$263,526
Reed Elsevier Capital, Inc. 7.75%, 1/15/14		215	252,322
RR Donnelley & Sons Co. 4.95%, 4/01/14		175	182,930
Time Warner Cable, Inc. 7.50%, 4/01/14		150	176,894
WPP Finance UK 8.00%, 9/15/14		165	196,548

			1,794,421

Communications - Telecommunications – 2.9%
American Tower Corp. 5.05%, 9/01/20		140	146,162
Bell Canada 4.85%, 6/30/14	CAD	195	205,072
British Telecommunications PLC 9.375%, 12/15/10	U.S.$	158	159,633
Deutsche Telekom International Finance BV 7.125%, 9/26/12	GBP	110	192,199
Embarq Corp. 7.082%, 6/01/16	U.S.$	271	309,438
Koninklijke KPN NV 5.00%, 11/13/12	EUR	130	191,991
New Cingular Wireless Services, Inc. 8.75%, 3/01/31	U.S.$	180	252,518
Qwest Corp. 8.875%, 3/15/12		172	188,770
United States Cellular Corp. 6.70%, 12/15/33		275	278,309
Vodafone Group PLC 1.377%, 1/13/12(b)	EUR	150	207,778

			2,131,870

Consumer Cyclical - Automotive – 1.3%
American Honda Finance Corp. 5.125%, 10/03/12		150	220,292
Daimler Finance North America LLC 6.50%, 11/15/13	U.S.$	160	184,306
Harley-Davidson Funding Corp. 5.75%, 12/15/14(a)		137	147,616
Nissan Motor Acceptance Corp. 4.50%, 1/30/15(a)		146	156,206
Volvo Treasury AB 5.95%, 4/01/15(a)		190	209,097

			917,517

12	• ALLIANCEBERNSTEIN DIVERSIFIED YIELD FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Consumer Cyclical - Entertainment – 0.3%
Viacom, Inc. 6.25%, 4/30/16	U.S.$	165	$195,339

Consumer Cyclical - Other – 0.5%
Carnival PLC 4.25%, 11/27/13	EUR	140	201,264
Marriott International, Inc./DE Series J 5.625%, 2/15/13	U.S.$	185	200,434

			401,698

Consumer Cyclical - Retailers – 0.4%
CVS Caremark Corp. 6.60%, 3/15/19		85	103,344
Nordstrom, Inc. 6.25%, 1/15/18		180	210,184

			313,528

Consumer Non-Cyclical – 1.6%
Altria Group, Inc. 9.25%, 8/06/19		150	205,946
Bunge Ltd. Finance Corp. 5.10%, 7/15/15		154	164,768
Fortune Brands, Inc.
3.00%, 6/01/12		90	91,626
5.125%, 1/15/11		175	176,371
Kraft Foods, Inc. 6.125%, 8/23/18		210	248,215
Newell Rubbermaid, Inc. 5.50%, 4/15/13		32	34,826
Reynolds American, Inc. 7.625%, 6/01/16		173	203,647
Whirlpool Corp. 8.60%, 5/01/14		20	23,812

			1,149,211

Energy – 1.6%
Anadarko Petroleum Corp. 5.95%, 9/15/16		34	37,184
Hess Corp. 8.125%, 2/15/19		35	46,165
Marathon Oil Corp. 7.50%, 2/15/19		58	74,694
Nabors Industries, Inc. 9.25%, 1/15/19		160	205,765
Noble Energy, Inc. 8.25%, 3/01/19		153	198,910
Noble Holding International Ltd. 4.90%, 8/01/20		15	16,520

ALLIANCEBERNSTEIN DIVERSIFIED YIELD FUND •	13

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Valero Energy Corp. 6.875%, 4/15/12	U.S.$	215	$230,291
Weatherford International Ltd. 5.15%, 3/15/13		225	241,257
Williams Cos., Inc. (The) 7.875%, 9/01/21		72	86,039

			1,136,825

Technology – 0.6%
Agilent Technologies, Inc. 5.00%, 7/15/20		28	30,022
Motorola, Inc. 7.50%, 5/15/25		181	213,610
Xerox Corp. 8.25%, 5/15/14		165	198,430

			442,062

Transportation - Airlines – 0.2%
Southwest Airlines Co.
5.25%, 10/01/14		90	97,099
5.75%, 12/15/16		70	76,700

			173,799

Transportation - Railroads – 0.3%
CSX Corp. 7.375%, 2/01/19		149	187,471

Transportation - Services – 0.1%
Ryder System, Inc. 7.20%, 9/01/15		71	83,781

			11,540,529

Financial Institutions – 12.2%
Banking – 7.0%
American Express Credit Corp. 0.376%, 2/24/12(b)		320	317,503
ANZ Capital Trust III 1.539%, 12/15/53(b)	EUR	210	227,977
Bank of Scotland PLC 5.625%, 5/23/13		120	176,498
Barclays Bank PLC 4.75%, 3/15/20		160	169,800
BBVA Senior Finance SAU Series G 3.625%, 5/14/12		150	211,497
Bear Stearns Cos. LLC (The) 0.489%, 11/28/11(b)	U.S.$	195	195,324
Capital One Financial Corp. 7.375%, 5/23/14		170	198,679
Citigroup, Inc. 5.50%, 4/11/13		185	200,294
Commonwealth Bank of Australia 0.489%, 9/28/16(b)		200	195,248

14	• ALLIANCEBERNSTEIN DIVERSIFIED YIELD FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Deutsche Bank AG/London 4.875%, 5/20/13	U.S.$	181	$196,820
Fifth Third Bank 4.75%, 2/01/15		250	266,051
Goldman Sachs Group, Inc. (The) 6.00%, 6/15/20		165	183,366
Lloyds TSB Bank PLC 4.375%, 1/12/15(a)		195	204,444
Macquarie Group Ltd. 7.625%, 8/13/19(a)		115	133,001
Merrill Lynch & Co., Inc. 0.523%, 6/05/12(b)		320	314,348
Morgan Stanley 5.50%, 7/24/20		175	182,122
National Australia Bank Ltd. 3.75%, 3/02/15(a)		90	95,914
National Capital Trust II 5.486%, 3/23/15(a)		100	96,863
National City Bank/Cleveland OH 6.25%, 3/15/11		235	239,456
Royal Bank of Scotland NV 0.992%, 3/09/15(b)		450	396,566
Santander International Debt SA 2.482%, 10/27/13(b)	EUR	150	208,770
Standard Chartered Bank 5.875%, 9/26/17(a)		100	155,403
Swedbank AB 0.542%, 5/18/17(b)	U.S.$	200	187,483
UBS AG/Stamford CT 5.875%, 7/15/16		195	217,077
Wachovia Corp. 5.50%, 5/01/13		175	192,515

			5,163,019

Brokerage – 0.1%
Jefferies Group, Inc. 6.875%, 4/15/21		70	74,503

Finance – 0.6%
General Electric Capital Corp. 4.80%, 5/01/13		225	243,442
SLM Corp. 1.149%, 11/15/11(b)	EUR	155	205,217

			448,659

Insurance – 4.2%
Aetna, Inc. 6.75%, 12/15/37	U.S.$	257	290,376
Allstate Corp. (The) 6.125%, 5/15/37		90	89,100

ALLIANCEBERNSTEIN DIVERSIFIED YIELD FUND •	15

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

CIGNA Corp. 5.125%, 6/15/20	U.S.$	90	$97,757
Coventry Health Care, Inc.
5.95%, 3/15/17		40	40,820
6.125%, 1/15/15		20	21,026
6.30%, 8/15/14		125	132,966
Genworth Financial, Inc. 6.515%, 5/22/18		230	238,702
Hartford Life Institutional Funding 5.375%, 1/17/12	GBP	150	245,272
Humana, Inc.
6.30%, 8/01/18	U.S.$	25	27,443
6.45%, 6/01/16		20	22,296
7.20%, 6/15/18		180	209,185
Lincoln National Corp. 8.75%, 7/01/19		47	60,605
Markel Corp. 7.125%, 9/30/19		60	68,636
Marsh & McLennan Cos., Inc. 5.375%, 7/15/14		135	147,253
Metropolitan Life Global Funding I 5.125%, 4/10/13(a)		165	179,721
Nationwide Mutual Insurance Co. 9.375%, 8/15/39(a)		165	193,523
Principal Financial Group, Inc. 7.875%, 5/15/14		115	135,930
Prudential Financial, Inc.
6.20%, 1/15/15		135	153,332
Series D 7.375%, 6/15/19		25	30,302
Swiss Re Capital I LP 6.854%, 5/25/16(a)		105	104,240
UnitedHealth Group, Inc.
5.25%, 3/15/11		220	223,501
6.00%, 2/15/18		65	75,484
WellPoint, Inc.
5.875%, 6/15/17		20	23,089
7.00%, 2/15/19		45	54,754
XL Capital Ltd. 5.25%, 9/15/14		186	199,372

			3,064,685

Other Finance – 0.3%
ORIX Corp. 4.71%, 4/27/15		183	189,560

			8,940,426

16	• ALLIANCEBERNSTEIN DIVERSIFIED YIELD FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Utility – 3.3%
Electric – 1.6%
Allegheny Energy Supply Co. LLC 8.25%, 4/15/12(a)	U.S.$	175	$189,087
Ameren Corp. 8.875%, 5/15/14		113	131,175
FirstEnergy Corp. Series B 6.45%, 11/15/11		10	10,449
Nisource Finance Corp. 6.15%, 3/01/13		175	193,704
Ohio Power Co. Series F 5.50%, 2/15/13		118	128,545
PPL Energy Supply LLC 6.50%, 5/01/18		180	205,836
Progress Energy, Inc. 7.10%, 3/01/11		210	214,362
Teco Finance, Inc.
4.00%, 3/15/16		45	47,438
5.15%, 3/15/20		55	59,701
Union Electric Co. 6.70%, 2/01/19		25	30,159

			1,210,456

Natural Gas – 1.4%
DCP Midstream LLC 9.75%, 3/15/19(a)		155	205,272
Energy Transfer Partners LP 6.125%, 2/15/17		225	250,327
Enterprise Products Operating LLC Series G 5.60%, 10/15/14		225	254,129
EQT Corp. 8.125%, 6/01/19		35	43,063
Spectra Energy Capital LLC 8.00%, 10/01/19		170	214,903
Williams Partners LP 3.80%, 2/15/15		48	50,815

			1,018,509

Other Utility – 0.3%
Veolia Environnement 5.25%, 6/03/13		175	191,012

			2,419,977

Non Corporate Sectors – 1.0%
Agencies - Not Government Guaranteed – 1.0%
Gaz Capital SA for Gazprom 6.212%, 11/22/16(a)		416	443,560

ALLIANCEBERNSTEIN DIVERSIFIED YIELD FUND •	17

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Petrobras International Finance Co. 5.75%, 1/20/20	U.S.$	290	$324,407

			767,967

Total Corporates - Investment Grades (cost $21,742,914)			23,668,899

GOVERNMENTS - SOVEREIGN AGENCIES – 11.9%
Australia – 1.4%
Macquarie Bank Ltd. 2.60%, 1/20/12(a)		265	271,406
Suncorp-Metway Ltd. 1.789%, 7/16/12(a)(b)		750	767,502

			1,038,908

Netherlands – 2.6%
ING Bank NV 2.625%, 2/09/12(a)		340	347,002
NIBC Bank NV 3.125%, 2/17/12	EUR	530	753,642
SNS Bank NV 2.875%, 1/30/12		535	758,801

			1,859,445

New Zealand – 0.4%
ANZ National International Ltd. 0.615%, 8/05/11(a)(b)	U.S.$	300	300,184

United Kingdom – 4.5%
Lloyds TSB Bank PLC 2.75%, 3/16/12	GBP	475	776,704
Royal Bank of Scotland PLC (The) 1.098%, 5/11/12(a)(b)	U.S.$	650	653,471
Skipton Building Society 2.00%, 4/05/12	GBP	480	778,527
West Bromwich Building Society 2.00%, 4/05/12		344	559,825
Yorkshire Building Society 2.00%, 3/30/12		323	525,675

			3,294,202

United States – 3.0%
Goldman Sachs Group, Inc. (The) – FDIC Insured 3.50%, 12/08/11	EUR	1,535	2,185,305

Total Governments - Sovereign Agencies (cost $8,449,608)			8,678,044

18	• ALLIANCEBERNSTEIN DIVERSIFIED YIELD FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

GOVERNMENTS - TREASURIES – 8.1%
New Zealand – 3.2%
New Zealand Government Bond Series 1111 6.00%, 11/15/11	NZD	3,015	$2,355,051

United States – 4.9%
U.S. Treasury Notes 1.375%, 9/15/12	U.S.$	3,500	3,567,539

Total Governments - Treasuries (cost $5,509,949)			5,922,590

COMMERCIAL MORTGAGE-BACKED SECURITIES – 7.4%
Non-Agency Fixed Rate CMBS – 7.0%
Banc of America Commercial Mortgage, Inc. Series 2007-5, Class A4 5.492%, 2/10/51		490	520,079
Bear Stearns Commercial Mortgage Securities Series 2007-PW18, Class A4 5.70%, 6/13/50		380	407,513
Commercial Mortgage Pass Through Certificates Series 2007-C9, Class A4 5.815%, 12/10/49		200	216,467
Credit Suisse Mortgage Capital Certificates Series 2006-C3, Class A3 5.826%, 6/15/38		450	494,024
Series 2006-C5, Class A3 5.311%, 12/15/39		255	268,470
Greenwich Capital Commercial Funding Corp. Series 2007-GG9, Class A4 5.444%, 3/10/39		135	144,310
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2006-CB15, Class A4 5.814%, 6/12/43		325	355,494
Series 2007-C1, Class A4 5.716%, 2/15/51		325	342,558
LB-UBS Commercial Mortgage Trust Series 2007-C1, Class A4 5.424%, 2/15/40		600	642,672
Merrill Lynch/Countrywide Commercial Mortgage Trust Series 2006-3, Class A4 5.414%, 7/12/46		390	416,532

ALLIANCEBERNSTEIN DIVERSIFIED YIELD FUND •	19

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Wachovia Bank Commercial Mortgage Trust Series 2006-C27, Class A3 5.765%, 7/15/45	U.S.$	450	$493,055
Series 2007-C31, Class A4 5.509%, 4/15/47		450	465,488
Series 2007-C32, Class A3 5.744%, 6/15/49		375	376,243

			5,142,905

Non-Agency Floating Rate CMBS – 0.4%
Credit Suisse Mortgage Capital Certificates Series 2006-TF2A, Class SVD 0.726%, 10/15/21(a)(b)		190	169,964
GS Mortgage Securities Corp. II Series 2007-EOP, Class E 0.697%, 3/06/20(a)(b)		105	93,500

			263,464

Total Commercial Mortgage-Backed Securities (cost $5,030,817)			5,406,369

MORTGAGE PASS-THRU’S – 4.6%
Agency Fixed Rate 30-Year – 3.5%
Federal Home Loan Mortgage Corp. Gold Series 2007 6.50%, 12/01/33		1,046	1,179,845
Series 2008 6.50%, 7/01/34		675	762,124
Federal National Mortgage Association Series 2008 6.50%, 10/01/35		551	622,897

			2,564,866

Agency ARMs – 1.1%
Federal Home Loan Mortgage Corp. Series 2006 6.118%, 12/01/36(b)		118	124,723
Series 2007 5.81%, 4/01/37(b)		386	411,036
Federal National Mortgage Association Series 2006 5.709%, 11/01/36(b)		227	240,639

			776,398

Total Mortgage Pass-Thru’s (cost $3,081,683)			3,341,264

20	• ALLIANCEBERNSTEIN DIVERSIFIED YIELD FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

CORPORATES - NON-INVESTMENT GRADES – 4.0%
Industrial – 2.4%
Basic – 0.9%
Abitibi-Consolidated Co. of Canada 6.00%, 6/20/13(c)	U.S.$	275	$46,750
Georgia-Pacific LLC 5.40%, 11/01/20(a)		57	57,570
Steel Capital SA for OAO Severstal 9.75%, 7/29/13(a)		100	110,620
United States Steel Corp. 6.65%, 6/01/37		238	211,225
Weyerhaeuser Co. 7.375%, 3/15/32		204	206,861

			633,026

Capital Goods – 0.2%
Ardagh Glass Finance PLC 7.125%, 6/15/17(a)	EUR	112	145,360

Communications - Media – 0.3%
CCO Holdings LLC / CCO Holdings Capital Corp.
7.875%, 4/30/18(a)	U.S.$	24	25,500
8.125%, 4/30/20(a)		8	8,640
Central European Media Enterprises Ltd. 11.625%, 9/15/16(a)	EUR	50	69,416
Ziggo Bond Co. BV 8.00%, 5/15/18(a)		85	122,444

			226,000

Communications - Telecommunications – 0.3%
Cricket Communications, Inc. 7.75%, 5/15/16	U.S.$	35	37,713
Sunrise Communications International SA 7.00%, 12/31/17(a)	EUR	100	143,703
Windstream Corp. 7.875%, 11/01/17	U.S.$	55	60,087

			241,503

Consumer Cyclical - Other – 0.1%
Standard Pacific Corp. 10.75%, 9/15/16		35	39,375

Consumer Non-Cyclical – 0.5%
ARAMARK Corp. 3.787%, 2/01/15(b)		200	186,500

ALLIANCEBERNSTEIN DIVERSIFIED YIELD FUND •	21

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

HCA Inc. 7.58%, 9/15/25	U.S.$	65	$62,400
Universal Health Services, Inc. 7.125%, 6/30/16		135	148,663

			397,563

Energy – 0.1%
Tesoro Corp. 6.50%, 6/01/17		85	84,575

			1,767,402

Financial Institutions – 1.5%
Banking – 0.6%
Commerzbank Capital Funding Trust I 5.012%, 4/12/16(c)	EUR	100	98,818
National Westminster Bank PLC 3.092%, 12/31/49(b)		200	219,904
Zions Bancorporation
5.50%, 11/16/15	U.S.$	130	130,212
6.00%, 9/15/15		25	24,727

			473,661

Brokerage – 0.3%
Lehman Brothers Holdings, Inc. Zero Coupon, 5/25/10(b)(c)		435	92,437
Zero Coupon, 1/12/12(b)(c)		440	93,500

			185,937

Finance – 0.3%
International Lease Finance Corp. 0.639%, 7/13/12(b)		230	215,548

Insurance – 0.3%
ING Capital Funding TR III 8.439%, 12/31/10		130	124,800
Liberty Mutual Group, Inc. 7.80%, 3/15/37(a)		105	105,000

			229,800

			1,104,946

Utility – 0.1%
Electric – 0.1%
Edison Mission Energy 7.00%, 5/15/17		115	84,813

Total Corporates - Non-Investment Grades (cost $3,818,477)			2,957,161

22	• ALLIANCEBERNSTEIN DIVERSIFIED YIELD FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

ASSET-BACKED SECURITIES – 3.3%
Home Equity Loans - Floating Rate – 1.6%
Bear Stearns Asset Backed Securities Trust Series 2007-HE3, Class M1 0.706%, 4/25/37(b)(d)	U.S.$	175	$3,550
Home Equity Loan Trust Series 2007-FRE1, Class 2AV2 0.416%, 4/25/37(b)		255	118,254
HSBC Home Equity Loan Trust Series 2006-1, Class M1 0.536%, 1/20/36(b)		170	134,454
Series 2007-2, Class M1 0.566%, 7/20/36(b)		415	199,306
Lehman XS Trust Series 2006-18N, Class M2 0.666%, 12/25/36(b)(d)		1	0
Master Asset Backed Securities Trust Series 2006-NC3, Class M1 0.486%, 10/25/36(b)(d)		200	892
Morgan Stanley Structured Trust Series 2007-1, Class A2 0.446%, 6/25/37(b)		430	259,809
Newcastle Mortgage Securities Trust Series 2007-1, Class 2A1 0.386%, 4/25/37(b)		203	172,148
Option One Mortgage Loan Trust Series 2007-2, Class M1 0.616%, 3/25/37(b)(d)		135	1,406
Wells Fargo Home Equity Trust Series 2004-1, Class 1A 0.556%, 4/25/34(b)		376	297,616

			1,187,435

Credit Cards - Floating Rate – 1.4%
BA Credit Card Trust Series 2007-A9, Class A9 0.296%, 11/17/14(b)		200	199,152
Chase Issuance Trust Series 2007-A1, Class A1 0.276%, 3/15/13(b)		315	314,914
Discover Card Master Trust Series 2009-A1, Class A1 1.556%, 12/15/14(b)		185	187,896
Series 2009-A2, Class A 1.556%, 2/17/15(b)		105	106,698
Series 2010-A1, Class A1 0.906%, 9/15/15(b)		195	195,973

			1,004,633

ALLIANCEBERNSTEIN DIVERSIFIED YIELD FUND •	23

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Autos - Floating Rate – 0.3%
Wheels SPV LLC Series 2009-1, Class A 1.806%, 3/15/18(a)(b)	U.S.$	225	$226,643

Home Equity Loans - Fixed Rate – 0.0%
Home Equity Mortgage Trust Series 2006-5, Class A1 5.50%, 1/25/37		200	26,565
Nationstar NIM Trust Series 2007-A, Class A 9.79%, 3/25/37(e)(f)		3	0

			26,565

Other ABS - Floating Rate – 0.0%
Topanga CDO Ltd. Series 2006-2A, Class A1 0.714%, 12/10/46(b)(c)(e)(f)		350	0

Total Asset-Backed Securities (cost $4,144,626)			2,445,276

CMOs – 3.2%
Agency Floating Rate – 1.5%
Fannie Mae REMICs Series 2005-72, Class AF 0.556%, 8/25/35(b)		206	205,526
Freddie Mac Reference REMIC Series R008, Class FK 0.656%, 7/15/23(b)		392	388,450
Freddie Mac REMICs Series 3067, Class FA 0.606%, 11/15/35(b)		531	529,481

			1,123,457

Non-Agency Floating Rate – 0.9%
Countrywide Alternative Loan Trust Series 2005-62, Class 2A1 1.353%, 12/25/35(b)		124	75,698
Series 2007-OA3, Class M1 0.566%, 4/25/47(b)(d)		120	314
Greenpoint Mortgage Funding Trust Series 2006-AR2, Class 4A1 2.353%, 3/25/36(b)		400	260,691
WaMu Mortgage Pass Through Certificates Series 2005-AR13, Class B1 0.856%, 10/25/45(b)		181	11,344
Series 2006-AR17, Class B1 0.646%, 12/25/46(b)(d)		282	433

24	• ALLIANCEBERNSTEIN DIVERSIFIED YIELD FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Series 2007-OA5, Class 1A 1.103%, 6/25/47(b)	U.S.$	501	$303,161

			651,641

Non-Agency Fixed Rate – 0.8%
Bear Stearns Alt-A Trust Series 2006-3, Class 22A1 5.289%, 5/25/36		251	116,173
Series 2007-1, Class 21A1 5.283%, 1/25/47		383	241,464
Countrywide Alternative Loan Trust Series 2006-OA7, Class 1A1 2.391%, 6/25/46		354	149,565
Merrill Lynch Mortgage Investors, Inc. Series 2005-A9, Class 2A1A 3.428%, 12/25/35		67	65,364

			572,566

Total CMOs (cost $3,800,696)			2,347,664

BANK LOANS – 3.0%
Utility – 1.8%
Electric – 1.8%
FirstLight Power Resources, Inc. (fka NE Energy, Inc.) 4.81%, 5/01/14(b)		1,000	917,500
Texas Competitive Electric Holdings Company, LLC (TXU) 3.76%-3.79%, 10/10/14(b)		494	383,537

			1,301,037

Industrial – 1.1%
Communications - Telecommunications – 0.1%
Level 3 Financing, Inc. 2.54%, 3/13/14(b)		82	76,447

Consumer Cyclical - Other – 0.4%
Harrah’s Operating Company, Inc. 3.29%, 1/28/15(b)		318	279,635
November 2005 Land Investors, LLC (North Las Vegas Consortium) 7.25%, 4/30/10(b)(c)(g)		525	1,968
7.75%, 3/31/11(b)(c)		61	10,784

			292,387

Technology – 0.6%
First Data Corporation 3.01%, 9/24/14(b)		466	418,949

			787,783

ALLIANCEBERNSTEIN DIVERSIFIED YIELD FUND •	25

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Financial Institutions – 0.1%
Finance – 0.1%
CIT Group, Inc. 6.25%, 8/11/15(b)	U.S.$	124	$126,320

Total Bank Loans (cost $2,919,455)			2,215,140

QUASI-SOVEREIGNS – 1.3%
Quasi-Sovereign Bonds – 1.3%
Kazakhstan – 0.3%
KazMunaiGaz Finance Sub BV 9.125%, 7/02/18(a)		200	240,580

Malaysia – 0.3%
Petronas Capital Ltd. 5.25%, 8/12/19(a)		190	210,174

Russia – 0.7%
RSHB Capital SA for OJSC Russian Agricultural Bank 7.75%, 5/29/18(a)		410	466,375

Total Quasi-Sovereigns (cost $801,774)			917,129

SUPRANATIONALS – 1.1%
European Bank for Reconstruction & Development Series G 9.25%, 9/10/12	BRL	595	355,782
Inter-American Development Bank 0.492%, 3/16/11(b)	U.S.$	440	440,434

Total Supranationals (cost $780,263)			796,216

INFLATION-LINKED SECURITIES – 0.9%
United States – 0.9%
U.S. Treasury Inflation Index 3.00%, 7/15/12 (TIPS) (cost $602,314)		583	619,692

EMERGING MARKETS - SOVEREIGNS – 0.5%
Argentina – 0.5%
Republic of Argentina 7.00%, 10/03/15 (cost $371,899)		400	381,467

26	• ALLIANCEBERNSTEIN DIVERSIFIED YIELD FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

GOVERNMENTS - SOVEREIGN BONDS – 0.5%
Croatia – 0.3%
Republic of Croatia 6.75%, 11/05/19(a)	U.S.$	195	$222,300

Poland – 0.2%
Poland Government International Bond 3.875%, 7/16/15		82	86,920
6.375%, 7/15/19		50	59,875

			146,795

Total Governments - Sovereign Bonds (cost $323,345)			369,095

LOCAL GOVERNMENTS - MUNICIPAL BONDS – 0.1%
United States – 0.1%
Alameda Corridor Trnsp Auth CA NPFGC 6.60%, 10/01/29 (cost $115,245)		100	96,608

EMERGING MARKETS - CORPORATE BONDS – 0.1%
Industrial – 0.1%
Energy – 0.1%
Ecopetrol SA 7.625%, 7/23/19 (cost $57,822)		58	71,340

		Shares
SHORT-TERM INVESTMENTS – 17.7%
Investment Companies – 12.2%
AllianceBernstein Fixed-Income Shares, Inc.– Government STIF Portfolio, 0.17%(h) (cost $8,948,707)		8,948,707	8,948,707

		Principal Amount (000)
U.S. Treasury Bill – 5.5%
U.S. Treasury Bill Zero Coupon, 1/13/11 (cost $3,998,905)	U.S.$	4,000	3,998,905

Total Investments – 100.0% (cost $74,498,499)			73,181,566
Other assets less liabilities – 0.0%			33,332

Net Assets – 100.0%			$73,214,898

ALLIANCEBERNSTEIN DIVERSIFIED YIELD FUND •	27

Portfolio of Investments

FUTURES CONTRACTS (see Note D)

Type	Number of Contracts	Expiration Month	Original Value	Value at October 31, 2010	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
Euro-Schatz	21	December 2010	$3,200,298	$3,180,715	$(19,583)

Sold Contracts
US Long Bond	11	December 2010	1,460,278	1,440,312	19,966
US 5 Yr Treasury Note	44	December 2010	5,348,407	5,349,438	(1,031)

					$(648)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty & Description	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at October 31, 2010	Unrealized Appreciation/ (Depreciation)
Buy Contracts:
Barclays Capital Inc.:
Australian Dollar settling 12/22/10	778	$756,047	$757,053	$1,006
Credit Suisse First Boston:
Norwegian Krone settling 11/04/10	3,273	518,618	558,774	40,156
Deutsche Bank:
Brazilian Real settling 12/02/10	1,263	729,946	737,987	8,041
HSBC Securities Inc.:
Brazilian Real settling 11/03/10(1)	622	363,041	365,464	2,423
Swedish Krona settling 12/15/10	8,087	1,217,245	1,209,003	(8,242)
Morgan Stanley & Co., Inc.:
South Korean Won settling 11/18/10	1,596,916	1,390,267	1,418,135	27,868
Royal Bank of Scotland:
Euro settling 12/01/10(2)	855	1,190,704	1,189,830	(874)
Standard Chartered Bank:
Brazilian Real settling 11/03/10(1)	622	365,303	365,463	160

Sale Contracts:
Barclays Capital Inc.:
New Zealand Dollar settling 12/02/10	3,078	2,254,231	2,340,764	(86,533)
Canadian Dollar settling 11/22/10	206	200,362	202,036	(1,674)
BNP Paribas SA
Japanese Yen settling 11/10/10	92,590	1,112,040	1,150,673	(38,633)
Credit Suisse First Boston:
British Pound settling 12/01/10	1,902	2,987,257	3,046,711	(59,454)
HSBC Securities Inc.:
Brazilian Real settling 12/02/10	622	360,953	363,222	(2,269)
Brazilian Real settling 11/03/10(1)	622	365,303	365,463	(160)
Euro settling 1/06/11	6,544	9,052,189	9,100,173	(47,984)
Royal Bank of Scotland
British Pound settling 12/01/10(2)	750	1,190,704	1,201,115	(10,411)
Standard Chartered Bank:
Brazilian Real settling 11/03/10(1)	622	362,469	365,464	(2,995)
UBS Securities LLC:
Norwegian Krone settling 12/15/10	3,611	618,788	615,092	3,696

(1)	Contract represents non-deliverable forward where payment is received from or paid to a counterparty based on the net realized gain/loss on settlement date.
(2)	Represents a cross-currency purchase of Euro and a sale of Great British Pound.

28	• ALLIANCEBERNSTEIN DIVERSIFIED YIELD FUND

Portfolio of Investments

CALL OPTIONS WRITTEN (see Note D)

CREDIT DEFAULT SWAPTION

Description	Counter- party	Buy/Sell Protection	Strike Price	Expiration Date	Notional Amount	Premiums	Market Value
Call-CDX.HY/15	Morgan Stanley Capital Services Inc.	Sell	101.00%	11/15/2010	3,700,000	$13,690	$(20,216)

CREDIT DEFAULT SWAP CONTRACTS (see Note D)

Swap Counterparty & Referenced Obligation	Fixed Deal (Pay) Receive Rate	Implied Credit Spread at October 31, 2010	Notional Amount (000)	Market Value	Upfront Premiums (Paid) Received	Unrealized Appreciation/ (Depreciation)
Sell Contracts:
Morgan Stanley: CDX IG-15 5 Year Index 5.00%, 12/20/2015*	5.00%	4.88%	$3,700	$38,936	$9,201	$48,137

Buy Contracts:
Morgan Stanley: CDX IG-15 5 Year Index 1.00%, 12/20/2015*	(1.00)	0.94	3,000	(11,930)	8,411	(3,519)
Morgan Stanley: CDX IG-15 5 Year Index 1.00%, 12/20/2015*	(1.00)	0.94	11,100	(44,141)	13,594	(30,547)

*	Termination date

INTEREST RATE SWAP TRANSACTIONS (see Note D)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
JP Morgan Chase Bank, N.A.	$650	4/20/20	3.74%	3 Month Libor	$(63,778)
JP Morgan Chase Bank, N.A.	950	4/26/20	3.77%	3 Month Libor	(95,368)

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2010, the aggregate market value of these securities amounted to $7,529,386 or 10.3% of net assets.

(b)	Floating Rate Security. Stated interest rate was in effect at October 31, 2010.

(c)	Security is in default and is non-income producing.

(d)	Illiquid security.

(e)	Fair valued.

ALLIANCEBERNSTEIN DIVERSIFIED YIELD FUND •	29

Portfolio of Investments

(f)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 0.00% of net assets as of October 31, 2010, are considered illiquid and restricted.

Restricted Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Nationstar NIM Trust Series 2007-A, Class A 9.79%, 3/25/37	4/04/07	$3,301	$0	0.00%
Topanga CDO Ltd. Series 2006-2A, Class A1 0.714%, 12/10/46	11/27/06	350,000	0	0.00%

(g)	Pay-In-Kind Payments (PIK).

(h)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

The fund currently owns investments collateralized by subprime mortgage loans. Subprime loans are offered to homeowners who do not have a history of debt or who have had problems meeting their debt obligations. Because repayment is less certain, subprime borrowers pay a higher rate of interest than prime borrowers. As of October 31, 2010, the fund’s total exposure to subprime investments was 3.33% of net assets. These investments are valued in accordance with the fund’s Valuation Policies (see Note A for additional details).

Currency Abbreviations:

BRL – Brazilian Real

CAD – Canadian Dollar

EUR – Euro

GBP – Great British Pound

NZD – New Zealand Dollar

Glossary:

ABS – Asset-Backed Securities

ARMs – Adjustable Rate Mortgages

CDO – Collateralized Debt Obligations

CMBS – Commercial Mortgage-Backed Securities

CMOs – Collateralized Mortgage Obligations

FDIC – Federal Deposit Insurance Corporation

LIBOR – London Interbank Offered Rates

NPFGC – National Public Finance Guarantee Corporation

OJSC – Open Joint Stock Company

REMICs – Real Estate Mortgage Investment Conduits

TIPS – Treasury Inflation Protected Security

See notes to financial statements.

30	• ALLIANCEBERNSTEIN DIVERSIFIED YIELD FUND

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

October 31, 2010

Assets
Investments in securities, at value Unaffiliated issuers (cost $65,549,792)	$64,232,859
Affiliated issuers (cost $8,948,707)	8,948,707
Cash	72,439 (a)
Foreign currencies, at value (cost $39,798)	39,793
Dividend and interest receivable	716,261
Receivable for capital stock sold	167,088
Unrealized appreciation of forward currency exchange contracts	83,350
Unrealized appreciation of credit default swap contracts	48,137
Receivable for investment securities sold	43,670

Total assets	74,352,304

Liabilities
Unrealized depreciation of forward currency exchange contracts	259,229
Payable for capital stock redeemed	255,018
Unrealized depreciation of interest rate swap contracts	159,146
Audit fee payable	59,636
Payable for investment securities purchased	56,665
Dividends payable	49,714
Advisory fee payable	42,381
Unrealized depreciation of credit default swap contracts	34,066
Upfront premiums received on credit default swap contracts	31,206
Administrative fee payable	29,457
Distribution fee payable	25,897
Outstanding call options written, at value (premium received $13,690)	20,216
Payable for variation margin on futures contracts	17,705
Transfer Agent fee payable	6,009
Accrued expenses and other liabilities	91,061

Total liabilities	1,137,406

Net Assets	$73,214,898

Composition of Net Assets
Capital stock, at par	$8,616
Additional paid-in capital	80,052,764
Distributions in excess of net investment income	(13,168)
Accumulated net realized loss on investment and foreign currency transactions	(5,203,086)
Net unrealized depreciation of investments and foreign currency denominated assets and liabilities	(1,630,228)

$73,214,898

(a)	An amount of $72,439 has been segregated to collateralize margin requirements for the open futures contracts outstanding at October 31, 2010.

See notes to financial statements.

ALLIANCEBERNSTEIN DIVERSIFIED YIELD FUND •	31

Statement of Assets & Liabilities

Net Asset Value Per Share—21 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$42,732,545	5,028,619	$8.50	*

B	$3,856,082	453,309	$8.51

C	$13,236,286	1,557,046	$8.50

Advisor	$12,659,868	1,490,747	$8.49

R	$515,738	60,875	$8.47

K	$204,795	24,088	$8.50

I	$9,584	1,130	$8.48

*	The maximum offering price per share for Class A shares was $8.88 which reflects a sales charge of 4.25%.

See notes to financial statements.

32	• ALLIANCEBERNSTEIN DIVERSIFIED YIELD FUND

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Year Ended October 31, 2010

Investment Income
Interest	$2,782,692
Dividends (affiliated issuers)	14,962	$2,797,654

Expenses
Advisory fee (see Note B)	374,781
Distribution fee—Class A	132,273
Distribution fee—Class B	50,104
Distribution fee—Class C	138,650
Distribution fee—Class R	2,204
Distribution fee—Class K	100
Transfer agency—Class A	54,010
Transfer agency—Class B	8,554
Transfer agency—Class C	18,547
Transfer agency—Advisor Class	13,762
Transfer agency—Class R	1,146
Transfer agency—Class K	77
Transfer agency—Class I	5
Administrative	88,288
Custodian	75,378
Registration fees	71,104
Audit	56,639
Legal	53,631
Directors’ fees	52,229
Printing	47,964
Miscellaneous	22,774

Total expenses before interest and borrowing fee	1,262,220
Interest expense and borrowing fee	26

Total expenses	1,262,246

Less: expenses waived and reimbursed by the Adviser (see Note B)	(489,151)

Net expenses		773,095

Net investment income		2,024,559

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions		(749,022)
Swap contracts		(138,506)
Futures contracts		(265,444)
Foreign currency transactions		681,367
Net change in unrealized appreciation/depreciation of:
Investments		4,311,156
Swap contracts		(146,105)
Futures contracts		14,466
Options written		(6,526)
Foreign currency denominated assets and liabilities		(87,892)

Net gain on investment and foreign currency transactions		3,613,494

Net Increase in Net Assets from Operations		$5,638,053

See notes to financial statements.

ALLIANCEBERNSTEIN DIVERSIFIED YIELD FUND •	33

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31, 2010		Year Ended October 31, 2009
Increase (Decrease) in Net Assets from Operations
Net investment income	$2,024,559		$2,689,923
Net realized gain (loss) on investment and foreign currency transactions	(471,605)		(4,270,389)
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	4,085,099		10,335,217

Net increase in net assets from operations	5,638,053		8,754,751
Dividends and Distributions to Shareholders from
Net investment income
Class A	(1,227,277)		(1,536,224)
Class B	(105,965)		(329,962)
Class C	(288,995)		(342,209)
Advisor Class	(355,689)		(199,886)
Class R	(11,299)		(11,730)
Class K	(1,066)		(874)
Class I	(289)		(353)
Tax return of capital
Class A	– 0	–	(183,679)
Class B	– 0	–	(24,760)
Class C	– 0	–	(57,209)
Advisor Class	– 0	–	(48,811)
Class R	– 0	–	(1,452)
Class K	– 0	–	(101)
Class I	– 0	–	(36)
Capital Stock Transactions
Net increase (decrease)	(9,838,505)		4,787,589
Capital Contributions
Proceeds from third party regulatory settlement (see Note E)	13,103		372

Total increase (decrease)	(6,177,929)		10,805,426
Net Assets
Beginning of period	79,392,827		68,587,401

End of period (including distributions in excess of net investment income of $(13,168) and $(669,695), respectively)	$73,214,898		$79,392,827

See notes to financial statements.

34	• ALLIANCEBERNSTEIN DIVERSIFIED YIELD FUND

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

October 31, 2010

NOTE A

Significant Accounting Policies

AllianceBernstein Diversified Yield Fund, Inc. (the “Fund”), formerly AllianceBernstein Global Strategic Income Trust, Inc., was incorporated in the State of Maryland on October 25, 1995 and is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund offers Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Effective January 31, 2009, sales of Class B shares of the Fund to new investors were suspended. Class B shares will only be issued (i) upon the exchange of Class B shares from another AllianceBernstein Mutual Fund, (ii) for purposes of dividend reinvestment, (iii) through the Fund’s Automatic Investment Program (the “Program”) for accounts that established the Program prior to January 31, 2009, and (iv) for purchases of additional shares by Class B shareholders as of January 31, 2009. The ability to establish a new Program for accounts containing Class B shares was suspended as of January 31, 2009. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class and Class I shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All seven classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors.

ALLIANCEBERNSTEIN DIVERSIFIED YIELD FUND •	35

Notes to Financial Statements

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market (“OTC”) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/ dealer quotes are obtained, AllianceBernstein L.P. (the “Adviser”) may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security. Investments in money market funds are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer

36	• ALLIANCEBERNSTEIN DIVERSIFIED YIELD FUND

Notes to Financial Statements

a liability in an orderly transaction between market participants at the measurement date. The U.S. GAAP disclosure requirements establish a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of October 31, 2010:

Investments in Securities	Level 1			Level 2		Level 3			Total
Corporates—Investment Grades	$	– 0	–	$23,668,899		$	– 0	–	$23,668,899
Governments—Sovereign Agencies		– 0	–	8,678,044			– 0	–	8,678,044
Governments—Treasuries		– 0	–	5,922,590			– 0	–	5,922,590
Commercial Mortgage-Backed Securities		– 0	–	3,196,398			2,209,971		5,406,369
Mortgage Pass-Thru’s		– 0	–	3,341,264			– 0	–	3,341,264
Corporates—Non-Investment Grades		– 0	–	2,813,458			143,703		2,957,161
Asset-Backed Securities		– 0	–	1,231,276			1,214,000		2,445,276
CMOs		– 0	–	1,123,457			1,224,207		2,347,664
Bank Loans		– 0	–	– 0	–		2,215,140		2,215,140
Quasi-Sovereigns		– 0	–	917,129			– 0	–	917,129
Supranationals		– 0	–	796,216			– 0	–	796,216
Inflation-Linked Securities		– 0	–	619,692			– 0	–	619,692
Emerging Markets—Sovereigns		– 0	–	381,467			– 0	–	381,467
Governments—Sovereign Bonds		– 0	–	369,095			– 0	–	369,095
Local Governments—Municipal Bonds		– 0	–	96,608			– 0	–	96,608
Emerging Markets—Corporate Bonds		– 0	–	71,340			– 0	–	71,340
U.S. Treasury Bill		– 0	–	3,998,905			– 0	–	3,998,905
Short-Term Investments		8,948,707		– 0	–		– 0	–	8,948,707

Total Investments in Securities		8,948,707		57,225,838			7,007,021		73,181,566

ALLIANCEBERNSTEIN DIVERSIFIED YIELD FUND •	37

Notes to Financial Statements

Investments in Securities	Level 1			Level 2		Level 3			Total
Other Financial Instruments*:
Assets
Credit Default Swaps	$	– 0	–	$48,137		$	– 0	–	$48,137
Futures		19,966		– 0	–		– 0	–	19,966 †
Forward Currency Exchange Contracts		– 0	–	83,350			– 0	–	83,350
Liabilities
Credit Default Swaps		– 0	–	(34,066)			– 0	–	(34,066)
Interest Rate Swaps		– 0	–	(159,146)			– 0	–	(159,146)
Futures		(20,614)		– 0	–		– 0	–	(20,614)†
Forward Currency Exchange Contracts		– 0	–	(259,229)			– 0	–	(259,229)
Options Written		– 0	–	(20,216)			– 0	–	(20,216)

Total		$8,948,059		$56,884,668			$7,007,021		$72,839,748

*	Other financial instruments are derivative instruments, such as futures, forwards, swaps and written option contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

†

Only variation margin receivable/payable at period end is reported within the statements of assets and liabilities. Cumulative appreciation/depreciation of futures contracts is reported in the portfolio of investments.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value. The transfers between levels of the fair value hierarchy assumes the financial instrument was transferred at the end of the reporting period.

	Corporates - Investment Grades			Governments - Treasuries			Commercial Mortgage- Backed Securities			Corporates - Non- Investment Grades
Balance as of 10/31/09		$490,845			$839,328		$	– 0	–	$100,250
Accrued discounts/premiums		1,452			1,610			– 0	–	(40)
Realized gain (loss)		6,619			(22,127)			– 0	–	– 0	–
Change in unrealized appreciation/depreciation		48,644			(117,931)			– 0	–	9,529
Net purchases (sales)		(104,000)			(700,880)			– 0	–	144,584
Transfers into Level 3		– 0	–		– 0	–		2,209,971		– 0	–
Transfer out of Level 3		(443,560)			– 0	–		– 0	–	(110,620)

Balance as of 10/31/10	$	– 0	–	$	– 0	–		$2,209,971		$143,703

Net change in unrealized appreciation/depreciation from investments held as of 10/31/10	$	– 0	–	$	– 0	–		$426,266		$(841)

38	• ALLIANCEBERNSTEIN DIVERSIFIED YIELD FUND

Notes to Financial Statements

	Asset Backed Securities			CMOs		Bank Loans		Quasi- Sovereigns
Balance as of 10/31/09		$974,714		$1,098,627		$3,075,680			$970,600
Accrued discounts/premiums		(722)		(622)		30,787			(53)
Realized gain (loss)		(1,439)		32		(28,865)			44,725
Change in unrealized appreciation/depreciation		824,829		1,182,809		102,014			10,514
Net purchases (sales)		(583,382)		(1,298,103)		(964,476)			(559,411)
Transfers into Level 3		– 0	–	241,464		– 0	–		– 0	–
Transfer out of Level 3		– 0	–	– 0	–	– 0	–		(466,375)

Balance as of 10/31/10		$1,214,000		$1,224,207		$2,215,140		$	– 0	–

Net change in unrealized appreciation/depreciation from investments held as of 10/31/10		$344,113		$104,352		$96,990		$	– 0	–

	Governments - Sovereign Bonds			Total
Balance as of 10/31/09		$319,362		$7,869,406
Accrued discounts/premiums		12		32,424
Realized gain (loss)		26,443		25,388
Change in unrealized appreciation/depreciation		(18,962)		2,041,446
Net purchases (sales)		(266,980)		(4,332,648)
Transfers into Level 3		– 0	–	2,451,435
Transfer out of Level 3		(59,875)		(1,080,430)

Balance as of 10/31/10	$	– 0	–	$7,007,021

Net change in unrealized appreciation/depreciation from investments held as of 10/31/10	$	– 0	–	$970,880	**

**	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation of investments and other financial instruments in the accompanying statement of operations.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies,

ALLIANCEBERNSTEIN DIVERSIFIED YIELD FUND •	39

Notes to Financial Statements

currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation and depreciation of investments and foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Funds’ financial statements.

5. Investment Income and Investment Transactions

Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each settled class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Realized and unrealized gains and losses are allocated among various share classes based on their respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

40	• ALLIANCEBERNSTEIN DIVERSIFIED YIELD FUND

Notes to Financial Statements

8. Repurchase Agreements

It is the Fund’s policy that its custodian or designated subcustodian take control of securities as collateral under repurchase agreements and to determine on a daily basis that the value of such securities is sufficient to cover the value of the repurchase agreements. If the seller defaults and the value of the collateral declines, or if bankruptcy proceedings are commenced with respect to seller of the security, realization of collateral by the Fund may be delayed or limited.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .50% of the first $2.5 billion, .45% of the next $2.5 billion and .40% in excess of $5 billion, of the Fund’s average daily net assets. The fee is accrued daily and paid monthly.

The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis to .90%, 1.60%, 1.60%, .60%, 1.10%, .85% and .60% of the daily average net assets for the Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. This waiver extends through October 31, 2010 and then may be extended by the Adviser for additional one-year terms. For the year ended October 31, 2010, such reimbursement amounted to $489,151.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the year ended October 31, 2010, such fee amounted to $88,288.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. The compensation retained by ABIS amounted to $42,536 for the year ended October 31, 2010.

For the year ended October 31, 2010, there was no reduction for the expenses of Class A, Class B, Class C and Advisor Class shares under an expense offset arrangement with ABIS.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $3,898 from the sale of Class A shares and received $243, $6,820 and $2,830 in contingent deferred sales charges imposed upon redemption by shareholders of Class A, Class B and Class C shares, respectively, for the year ended October 31, 2010.

ALLIANCEBERNSTEIN DIVERSIFIED YIELD FUND •	41

Notes to Financial Statements

The Fund may invest in the AllianceBernstein Fixed-Income Shares, Inc.—Government STIF Portfolio, an open-end management investment company managed by the Adviser. The Government STIF Portfolio is offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and is not available for direct purchase by members of the public. The Government STIF Portfolio pays no investment management fees but does bear its own expenses. A summary of the Fund’s transactions in shares of the Government STIF Portfolio for the year ended October 31, 2010 is as follows:

Market Value October 31, 2009 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value October 31, 2010 (000)	Dividend Income (000)
$ – 0	$68,009	$59,060	$8,949	$15

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to Class B and Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares and .25% of the Fund’s average daily net assets attributable to Class K shares. There are no distribution and servicing fees on Advisor Class and Class I shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operation, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $8,391,025, $ 1,964,833, $24,090 and $12,967 for Class B, Class C, Class R and Class K shares, respectively. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs, incurred by the Distributor, beyond the current fiscal period for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended October 31, 2010, were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$28,248,479	$43,690,014
U.S. government securities	6,365,569	4,763,597

42	• ALLIANCEBERNSTEIN DIVERSIFIED YIELD FUND

Notes to Financial Statements

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding foreign currency contracts, futures contracts, written options and swap contracts) are as follows:

Cost	$74,498,617

Gross unrealized appreciation	$3,828,485
Gross unrealized depreciation	(5,145,536)

Net unrealized depreciation	$(1,317,051)

1. Derivative Financial Instruments

The Fund may use derivatives to earn income and enhance returns, to hedge or adjust the risk profile of its portfolio, to replace more traditional direct investments, or to obtain exposure to otherwise inaccessible markets. The Fund may also use derivatives for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

The principal types of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sales commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Fund. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars reflects the total exposure the Fund has in that particular currency contract.

During the year ended October 31, 2010, the fund entered into foreign-currency contracts for hedging purposes and to increase exposure to underlying asset classes.

•	Futures Contracts

The Fund may buy or sell futures contracts for the purpose of hedging its portfolio against adverse effects of anticipated movements in the market. The Fund bears the market risk that arises from changes in the value of

ALLIANCEBERNSTEIN DIVERSIFIED YIELD FUND •	43

Notes to Financial Statements

these instruments and the imperfect correlation between movements in the price of the futures contracts and movements in the price of the securities hedged or used for cover. The Fund may also purchase or sell futures contracts for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Fund enters into a futures contract, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counter party to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures contracts is generally less than privately negotiated futures contracts, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, provides a guarantee of performance. The guarantee is supported by a daily payment system (i.e., margin requirements). When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures contracts subjects the Fund to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures contracts. Use of short futures contracts subjects the Fund to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the year ended October 31, 2010, the fund entered into future contracts for hedging purposes and to increase exposure to underlying asset classes.

•	Option Transactions

For hedging and investment purposes, the Fund may purchase and write (sell) put and call options on U.S. and foreign securities, including government securities, and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. The Fund may also use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and change in market value should

44	• ALLIANCEBERNSTEIN DIVERSIFIED YIELD FUND

Notes to Financial Statements

the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Fund on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current market value.

The Fund may also invest in options on swap aggrements, also called “swaptions”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based “premium”. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return of a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.

During the year ended October 31, 2010, the Fund entered into swaptions for hedging purposes and to increase exposure to underlying asset classes. For the year ended October 31, 2010, the Fund had the following transactions:

	Notional Amount		Premium
Options written outstanding as of 10/31/09	– 0	–	$	– 0	–
Options written	3,700,000			13,690
Options closed	– 0	–		– 0	–

Options written outstanding as of 10/31/10	3,700,000			$13,690

•	Swap Agreements

The Fund may enter into swaps to hedge its exposure to interest rates, credit risk, or currencies. The Fund may also enter into swaps for

ALLIANCEBERNSTEIN DIVERSIFIED YIELD FUND •	45

Notes to Financial Statements

non-hedging purposes as a means of gaining market exposures or making direct investments in foreign currencies, as described below under “Currency Transactions”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Fund in accordance with the terms of the respective swap agreements to provide value and recourse to the Fund or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap agreement.

Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap contract in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Fund accrues for the interim payments on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swap contracts. Fluctuations in the value of swap contracts are recorded as a component of net change in unrealized appreciation/depreciation of swap contracts on the statement of operations.

Interest Rate Swaps:

The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swap contracts. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Fund may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

A Fund may enter into interest rate swap transactions to reserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Fund anticipates purchasing

46	• ALLIANCEBERNSTEIN DIVERSIFIED YIELD FUND

Notes to Financial Statements

at a later date. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments).

During the year ended October 31, 2010, the fund entered into interest rate swap contracts for hedging purposes and to increase exposure to underlying asset classes.

Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap contract in evaluating potential counterparty risk. The risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Fund accrues for the interim payments on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to realized gain/(loss) recorded upon the termination of swap contracts. Fluctuations in the value of swap contracts are recorded as a component of net change in unrealized appreciation/depreciation of swap contracts on the statement of operations.

Credit Default Swaps:

The Fund may enter into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Fund, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Fund may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap agreement, the Fund receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon interest rate applied to the notional amount. The accrual for these interim payments is recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities. Upfront premiums paid or received in connection with credit default swap contracts are recognized as cost or proceeds on the statement

ALLIANCEBERNSTEIN DIVERSIFIED YIELD FUND •	47

Notes to Financial Statements

of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. If the Fund is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap agreement, the Fund will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap contract (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

During the year ended October 31, 2010, the Fund entered into credit default swaps contracts for hedging and non-hedging purposes.

Credit default swaps may involve greater risks than if the Fund had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a buyer of protection and no credit event occurs, it will lose its investment. If the Fund is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Fund coupled with the periodic payments previously received may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Fund.

Implied credit spreads over Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the market’s assessment of the likelihood of default by the issuer on the referenced obligation. The implied credit spread of a particular reference entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced entity’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

At October 31, 2010, the Fund had Sale Contracts outstanding with Maximum Payout Amounts aggregating $3,700,000 with net unrealized appreciation of $48,137 and a term of 5 years, as reflected in the portfolio of investments.

In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts

48	• ALLIANCEBERNSTEIN DIVERSIFIED YIELD FUND

Notes to Financial Statements

received from settlement of buy protection credit default swap agreements entered into by the Fund for the same reference obligation with the same counterparty.

Documentation governing the Fund’s swap transactions may contain provisions for early termination of a swap in the event the net assets of the Fund declines below specific levels set forth in the documentation (“net asset contingent features”). If these levels are triggered, the Fund’s counterparty has the right to terminate the swap and require the Fund to pay or receive a settlement amount in connection with the terminated swap transaction. As of October 31, 2010, the Fund had interest rate swap contracts and credit default swap contracts in liability positions with net assets contingent features. The fair value of such contracts amounted to $159,146 and $34,066, respectively, at October 31, 2010.

At October 31, 2010 the Fund had entered into the following derivatives:

	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts			Unrealized depreciation of interest rate swap contracts	$159,146

			Payable for variation margin on futures contracts	648	*

Foreign exchange contracts	Unrealized appreciation of forward currency exchange contracts	$83,350	Unrealized depreciation of forward currency exchange contracts	259,229

Credit contracts	Unrealized appreciation of credit default swap contracts	48,137	Unrealized depreciation of credit default swap contracts	34,066

			Outstanding call options written, at value	20,216

Total		$131,487		$473,305

ALLIANCEBERNSTEIN DIVERSIFIED YIELD FUND •	49

Notes to Financial Statements

The effect of derivative instruments on the statement of operations for the year ended October 31, 2010:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives		Change in Unrealized Appreciation or (Depreciation)
Credit contracts	Net realized gain/(loss) on swap contracts; Net change in unrealized appreciation/depreciation of swap contracts	$36,649		$10,871

	Net change in unrealized appreciation/ depreciation of options written	– 0	–	(6,526)

Interest rate contracts	Net realized gain/(loss) on swap contracts; Net change in unrealized appreciation/depreciation of swap contracts	(175,155)		(156,976)

	Net realized gain/(loss) on futures contracts; Net change in unrealized appreciation/depreciation of futures contracts	(265,444)		14,466

Foreign exchange contracts	Net realized gain/(loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	1,239,631		(81,399)

Total		$835,681		$(219,564)

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. Cumulative appreciation/(depreciation) of futures contracts is reported in the portfolio of investments.

For the year ended October 31, 2010, the average monthly principal amount of forward currency exchange contracts was $35,724,922, the average monthly notional amount of interest rate swap contracts was $1,623,077, the average monthly notional amount of credit default swap contracts was $2,430,769, the

50	• ALLIANCEBERNSTEIN DIVERSIFIED YIELD FUND

Notes to Financial Statements

average monthly notional amount of futures contracts was $7,003,403, and the average monthly notional amount of option contracts was $284,615.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

3. Dollar Rolls

The Fund may enter into dollar rolls. Dollar rolls involve sales by the Fund of securities for delivery in the current month and the Fund’s simultaneously contracting to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. Dollar rolls are speculative techniques and may be considered to be borrowings by the Fund. For the year ended October 31, 2010, the Fund had no income earned from dollar roll transactions.

4. Reverse Repurchase Agreements

Under a reverse repurchase agreement, the Fund sells securities and agrees to repurchase them at a mutually agreed upon date and price. At the time the Fund enters into a reverse repurchase agreement, it will establish a segregated account with the custodian containing liquid assets having at least equal to the repurchase price. For the year ended October 31, 2010, the Fund had no transactions in reverse repurchase agreements.

ALLIANCEBERNSTEIN DIVERSIFIED YIELD FUND •	51

Notes to Financial Statements

NOTE E

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares		Amount
	Year Ended October 31, 2010	Year Ended October 31, 2009	Year Ended October 31, 2010	Year Ended October 31, 2009

Class A
Shares sold	694,647	1,158,053	$5,749,114	$8,781,090

Shares issued in reinvestment of dividends and distributions	82,629	141,596	685,397	1,043,255

Shares converted from Class B	209,151	784,292	1,736,726	5,813,807

Shares redeemed	(1,656,253)	(1,746,046)	(13,728,395)	(12,904,448)

Net increase (decrease)	(669,826)	337,895	$(5,557,158)	$2,733,704

Class B
Shares sold	40,021	119,731	$333,829	$866,397

Shares issued in reinvestment of dividends and distributions	6,411	29,762	53,511	216,537

Shares converted to Class A	(208,899)	(783,566)	(1,736,726)	(5,813,807)

Shares redeemed	(152,367)	(444,173)	(1,268,226)	(3,224,757)

Net decrease	(314,834)	(1,078,246)	$(2,617,612)	$(7,955,630)

Class C
Shares sold	256,444	758,021	$2,130,257	$5,813,706

Shares issued in reinvestment of dividends and distributions	21,337	37,478	176,919	275,793

Shares redeemed	(495,564)	(540,728)	(4,122,697)	(3,978,527)

Net increase (decrease)	(217,783)	254,771	$(1,815,521)	$2,110,972

Advisor Class
Shares sold	948,881	1,236,988	$7,897,779	$9,534,295

Shares issued in reinvestment of dividends and distributions	22,146	21,596	184,069	161,267

Shares redeemed	(994,581)	(252,399)	(8,238,472)	(1,873,445)

Net increase (decrease)	(23,554)	1,006,185	$(156,624)	$7,822,117

52	• ALLIANCEBERNSTEIN DIVERSIFIED YIELD FUND

Notes to Financial Statements

	Shares				Amount
	Year Ended October 31, 2010		Year Ended October 31, 2009		Year Ended October 31, 2010		Year Ended October 31, 2009

Class R
Shares sold	18,018		24,411		$149,147		$176,620

Shares issued in reinvestment of dividends and distributions	1,360		1,787		11,269		13,153

Shares redeemed	(3,539)		(15,325)		(29,392)		(115,251)

Net increase	15,839		10,873		$131,024		$74,522

Class K
Shares sold	20,865		176		$176,702		$1,303

Shares issued in reinvestment of dividends and distributions	82		82		684		601

Shares redeemed	– 0	–	– 0	–	– 0	–	– 0	–

Net increase	20,947		258		$177,386		$1,904

Class I
Shares sold	– 0	–	– 0	–	$–0	–	$–0	–

Shares issued in reinvestment of dividends and distributions	– 0	–	– 0	–	– 0	–	– 0	–

Shares redeemed	– 0	–	– 0	–	– 0	–	– 0	–

Net increase	– 0	–	– 0	–	$–0	–	$–0	–

During the year ended October 31, 2010, a third party vendor reimbursed the Fund $13,103 for losses incurred due to a trade entry error. During the year ended October 31, 2009 the Fund received $372 related to a third-party’s settlement of regulatory proceedings involving allegations of improper trading. This amount is presented in the Fund’s statement of changes in net assets. Neither the Fund nor its affiliates were involved in the proceedings or the calculation of the payment.

NOTE F

Risks Involved in Investing in the Fund

Interest Rate Risk and Credit Risk—Interest rate risk is the risk that changes in interest rates will affect the value of the Fund’s investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Fund’s investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit risk rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

ALLIANCEBERNSTEIN DIVERSIFIED YIELD FUND •	53

Notes to Financial Statements

Foreign Securities Risk—Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Currency Risk—This is the risk that changes in foreign currency exchange rates may negatively affect the value of the Fund’s investments or reduce the returns of the Fund. For example, the value of the Fund’s investments in foreign currency-denominated securities or currencies may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar). Currency markets are generally not as regulated as securities markets. Independent of the Fund’s investments in securities denominated in foreign currencies, the Fund’s positions in various foreign currencies may cause the Portfolio to experience investment losses due to the changes in exchange rates and interest rates.

Derivatives Risk—The Fund may enter into derivatives transactions such as forwards, options, futures and swaps. These Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected on the statement of assets and liabilites.

Leverage Risk—When the Fund borrows money or otherwise leverages its portfolio, it may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s investments. The Fund may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures contracts or by borrowing money. The use of derivative instruments by the Fund, such as forwards, futures, options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Fund than is the Fund were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $140 million revolving credit facility (the “Facility”) intended to provide for short-term financing if necessary, subject to certain restrictions, in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended October 31, 2010.

54	• ALLIANCEBERNSTEIN DIVERSIFIED YIELD FUND

Notes to Financial Statements

NOTE H

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended October 31, 2010 and October 31, 2009 were as follows:

	2010		2009
Distributions paid from:
Ordinary income	$1,990,580		$2,421,238

Total taxable distributions	1,990,580		2,421,238
Tax return of capital	– 0	–	316,048

Total distributions paid	$1,990,580		$2,737,286

As of October 31, 2010, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed net investment income	$284,930
Accumulated capital and other losses	(5,574,181	)(a)
Unrealized appreciation/(depreciation)	(1,491,474	)(b)

Total accumulated earnings/(deficit)	(6,780,725	)(c)

(a)

On October 31, 2010, the Fund had a net capital loss carryforward of $5,184,151 of which $379,558 expires in the year 2016, $3,751,542 expires in the year 2017, and $1,053,051 expires in the year 2018. To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed. The Fund had $23,821,171 of capital loss carryforwards expire in the fiscal year. For the year ended October 31, 2010, the cumulative deferred loss on straddles was $390,030.

(b)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax treatment of swap income, the realization for tax purposes of gains/losses on certain derivative instruments, and the difference between book and tax amortization methods for premium.

(c)	The difference between book-basis and tax-basis components of accumulated earnings/ (deficit) is attributable primarily to dividends payable and the tax treatment of interest on defaulted securities.

During the current fiscal year, permanent differences primarily due to the tax treatment of swap income, paydown reclassification, consent fee reclassification, foreign currency reclassification, and a capital loss carryforward expiration, resulted in a net decrease in distributions in excess of net investment income, a net decrease in accumulated net realized loss on investment and foreign currency transactions, and a net decrease to additional paid-in capital. This reclassification had no effect on net assets.

NOTE I

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

ALLIANCEBERNSTEIN DIVERSIFIED YIELD FUND •	55

Notes to Financial Statements

Financial Highlights

Selected Data for A Share Of Capital Stock Outstanding Throughout Each Period

	Class A
	Year Ended October 31,
	2010		2009		2008		2007		2006

Net asset value, beginning of period	$ 8.10		$ 7.39		$ 9.02		$ 8.62		$ 8.70

Income From Investment Operations
Net investment income(a)	.24		.32		.36		.34		.34
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.39		.71		(1.63)		.40		.14
Contributions from Adviser	– 0	–	– 0	–	– 0	–(b)	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.63		1.03		(1.27)		.74		.48

Less: Dividends and Distributions
Dividends from net investment income	(.23)		(.28)		(.36)		(.34)		(.34)
Tax return of capital	– 0	–	(.04)		– 0	–	– 0	–	– 0	–
Distributions from net realized gain on investment and foreign currency transactions	– 0	–	– 0	–	– 0	–	– 0	–	(.22)

Total dividends and distributions	(.23)		(.32)		(.36)		(.34)		(.56)

Net asset value, end of period	$ 8.50		$ 8.10		$ 7.39		$ 9.02		$ 8.62

Total Return
Total investment return based on net asset value(c)	7.88	%*	14.45	%*	(14.57	)%*	8.60	%*	5.61%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$42,733		$46,138		$39,639		$48,542		$25,348
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.90	%(d)	.90%		.90%		1.47%		1.78	%(d)
Expenses, before waivers/reimbursements	1.55	%(d)	1.69%		1.65%		1.47%		1.78	%(d)
Expenses, before waivers/reimbursements excluding interest expense	1.55	%(d)	1.69%		1.65%		1.47%		1.72	%(d)
Net investment income	2.83	%(d)	4.24%		4.13%		3.81%		3.93	%(d)
Portfolio turnover rate	54%		86%		81%		134%		169%

See footnote summary on page 65.

56	• ALLIANCEBERNSTEIN DIVERSIFIED YIELD FUND

Financial Highlights

Selected Data for A Share Of Capital Stock Outstanding Throughout Each Period

	Class B
	Year Ended October 31,
	2010		2009		2008		2007		2006

Net asset value, beginning of period	$ 8.11		$ 7.40		$ 9.03		$ 8.63		$ 8.70

Income From Investment Operations
Net investment income(a)	.18		.26		.30		.26		.28
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.39		.72		(1.64)		.41		.14
Contributions from Adviser	– 0	–	– 0	–	– 0	–(b)	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.57		.98		(1.34)		.67		.42

Less: Dividends and Distributions
Dividends from net investment income	(.17)		(.23)		(.29)		(.27)		(.27)
Tax return of capital	– 0	–	(.04)		– 0	–	– 0	–	– 0	–
Distributions from net realized gain on investment and foreign currency transactions	– 0	–	– 0	–	– 0	–	– 0	–	(.22)

Total dividends and distributions	(.17)		(.27)		(.29)		(.27)		(.49)

Net asset value, end of period	$ 8.51		$ 8.11		$ 7.40		$ 9.03		$ 8.63

Total Return
Total investment return based on net asset value(c)	7.13	%*	13.65	%*	(15.15	)%*	7.77	%*	4.96%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$3,856		$6,226		$13,666		$27,303		$40,136
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.60	%(d)	1.60%		1.60%		2.28%		2.50	%(d)
Expenses, before waivers/reimbursements	2.30	%(d)	2.49%		2.41%		2.28%		2.50	%(d)
Expenses, before waivers/reimbursements excluding interest expense	2.30	%(d)	2.49%		2.41%		2.28%		2.45	%(d)
Net investment income	2.15	%(d)	3.66%		3.43%		2.93%		3.24	%(d)
Portfolio turnover rate	54%		86%		81%		134%		169%

See footnote summary on page 65.

ALLIANCEBERNSTEIN DIVERSIFIED YIELD FUND •	57

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class C
	Year Ended October 31,
	2010		2009		2008		2007		2006

Net asset value, beginning of period	$ 8.10		$ 7.40		$ 9.02		$ 8.63		$ 8.71

Income From Investment Operations
Net investment income(a)	.18		.26		.29		.27		.28
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.39		.71		(1.61)		.39		.14
Contributions from Adviser	– 0	–	– 0	–	– 0	–(b)	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.57		.97		(1.32)		.66		.42

Less: Dividends and Distributions
Dividends from net investment income	(.17)		(.23)		(.30)		(.27)		(.28)
Tax return of capital	– 0	–	(.04)		– 0	–	– 0	–	– 0	–
Distributions from net realized gain on investment and foreign currency transactions	– 0	–	– 0	–	– 0	–	– 0	–	(.22)

Total dividends and distributions	(.17)		(.27)		(.30)		(.27)		(.50)

Net asset value, end of period	$ 8.50		$ 8.10		$ 7.40		$ 9.02		$ 8.63

Total Return
Total investment return based on net asset value(c)	7.13	%*	13.50	%*	(15.05	)%*	7.69	%*	4.86%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$13,236		$14,376		$11,245		$15,208		$11,040
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.60	%(d)	1.60%		1.60%		2.20%		2.49	%(d)
Expenses, before waivers/reimbursements	2.26	%(d)	2.39%		2.36%		2.20%		2.49	%(d)
Expenses, before waivers/reimbursements excluding interest expense	2.26	%(d)	2.39%		2.36%		2.20%		2.44	%(d)
Net investment income	2.13	%(d)	3.53%		3.44%		3.03%		3.22	%(d)
Portfolio turnover rate	54%		86%		81%		134%		169%

See footnote summary on page 65.

58	• ALLIANCEBERNSTEIN DIVERSIFIED YIELD FUND

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Advisor Class
	Year Ended October 31,
	2010		2009		2008		2007		2006

Net asset value, beginning of period	$ 8.09		$ 7.39		$ 9.02		$ 8.62		$ 8.70

Income From Investment Operations
Net investment income(a)	.26		.32		.38		.37		.36
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.39		.72		(1.63)		.39		.14
Contributions from Adviser	– 0	–	– 0	–	– 0	–(b)	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.65		1.04		(1.25)		.76		.50

Less: Dividends and Distributions
Dividends from net investment income	(.25)		(.30)		(.38)		(.36)		(.36)
Tax return of capital	– 0	–	(.04)		– 0	–	– 0	–	– 0	–
Distributions from net realized gain on investment and foreign currency transactions	– 0	–	– 0	–	– 0	–	– 0	–	(.22)

Total dividends and distributions	(.25)		(.34)		(.38)		(.36)		(.58)

Net asset value, end of period	$ 8.49		$ 8.09		$ 7.39		$ 9.02		$ 8.62

Total Return
Total investment return based on net asset value(c)	8.21	%*	14.64	%*	(14.31	)%*	8.89	%*	5.94%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$12,660		$12,255		$3,756		$5,529		$2,494
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.60	%(d)	.60%		.60%		1.14%		1.49	%(d)
Expenses, before waivers/reimbursements	1.23	%(d)	1.28%		1.33%		1.14%		1.49	%(d)
Expenses, before waivers/reimbursements excluding interest expense	1.23	%(d)	1.28%		1.33%		1.14%		1.44	%(d)
Net investment income	3.14	%(d)	4.39%		4.42%		4.00%		4.17	%(d)
Portfolio turnover rate	54%		86%		81%		134%		169%

See footnote summary on page 65.

ALLIANCEBERNSTEIN DIVERSIFIED YIELD FUND •	59

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class R
	Year Ended October 31,
	2010		2009		2008		2007		2006

Net asset value, beginning of period	$ 8.07		$ 7.37		$ 8.99		$ 8.61		$ 8.69

Income From Investment Operations
Net investment income(a)	.22		.30		.34		.35		.31
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.39		.70		(1.62)		.34		.14
Contributions from Adviser	– 0	–	– 0	–	– 0	–(b)	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.61		1.00		(1.28)		.69		.45

Less: Dividends and Distributions
Dividends from net investment income	(.21)		(.26)		(.34)		(.31)		(.31)
Tax return of capital	– 0	–	(.04)		– 0	–	– 0	–	– 0	–
Distributions from net realized gain on investment and foreign currency transactions	– 0	–	– 0	–	– 0	–	– 0	–	(.22)

Total dividends and distributions	(.21)		(.30)		(.34)		(.31)		(.53)

Net asset value, end of period	$ 8.47		$ 8.07		$ 7.37		$ 8.99		$ 8.61

Total Return
Total investment return based on net asset value(c)	7.68	%*	14.12	%*	(14.65	)%*	8.15	%*	5.32%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$516		$364		$252		$187		$20
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.10	%(d)	1.10%		1.10%		1.58%		2.03	%(d)
Expenses, before waivers/reimbursements	1.88	%(d)	1.96%		1.88%		1.58%		2.03	%(d)
Expenses, before waivers/reimbursements excluding interest expense	1.88	%(d)	1.96%		1.88%		1.58%		1.98	%(d)
Net investment income	2.61	%(d)	4.02%		3.98%		4.08%		3.64	%(d)
Portfolio turnover rate	54%		86%		81%		134%		169%

See footnote summary on page 65.

60	• ALLIANCEBERNSTEIN DIVERSIFIED YIELD FUND

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class K
	Year Ended October 31,
	2010		2009		2008		2007		2006

Net asset value, beginning of period	$ 8.10		$ 7.39		$ 9.00		$ 8.61		$ 8.69

Income From Investment Operations
Net investment income(a)	.23		.32		.38		.32		.29
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.41		.71		(1.63)		.40		.19
Contributions from Adviser	– 0	–	– 0	–	– 0	–(b)	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.64		1.03		(1.25)		.72		.48

Less: Dividends and Distributions
Dividends from net investment income	(.24)		(.28)		(.36)		(.33)		(.34)
Tax return of capital	– 0	–	(.04)		– 0	–	– 0	–	– 0	–
Distributions from net realized gain on investment and foreign currency transactions	– 0	–	– 0	–	– 0	–	– 0	–	(.22)

Total dividends and distributions	(.24)		(.32)		(.36)		(.33)		(.56)

Net asset value, end of period	$ 8.50		$ 8.10		$ 7.39		$ 9.00		$ 8.61

Total Return
Total investment return based on net asset value(c)	8.00	%*	14.45	%*	(14.28	)% *	8.46	%*	5.61%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$205		$25		$21		$57		$141
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.85	%(d)	.85%		.85%		1.59%		1.80	%(d)
Expenses, before waivers/reimbursements	1.29	%(d)	1.68%		1.53%		1.59%		1.80	%(d)
Expenses, before waivers/reimbursements excluding interest expense	1.29	%(d)	1.68%		1.53%		1.59%		1.75	%(d)
Net investment income	2.73	%(d)	4.29%		4.02%		3.47%		3.63	%(d)
Portfolio turnover rate	54%		86%		81%		134%		169%

See footnote summary on page 65.

ALLIANCEBERNSTEIN DIVERSIFIED YIELD FUND •	61

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class I
	Year Ended October 31,
	2010		2009		2008		2007		2006

Net asset value, beginning of period	$ 8.08		$ 7.38		$ 9.00		$ 8.61		$ 8.69

Income From Investment Operations
Net investment income(a)	.26		.34		.38		.36		.37
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.40		.70		(1.62)		.40		.14
Contributions from Adviser	– 0	–	– 0	–	– 0	–(b)	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.66		1.04		(1.24)		.76		.51

Less: Dividends and Distributions
Dividends from net investment income	(.26)		(.30)		(.38)		(.37)		(.37)
Tax return of capital	– 0	–	(.04)		– 0	–	– 0	–	– 0	–
Distributions from net realized gain on investment and foreign currency transactions	– 0	–	– 0	–	– 0	–	– 0	–	(.22)

Total dividends and distributions	(.26)		(.34)		(.38)		(.37)		(.59)

Net asset value, end of period	$ 8.48		$ 8.08		$ 7.38		$ 9.00		$ 8.61

Total Return
Total investment return based on net asset value(c)	8.26	%*	14.69	%*	(14.21	)%*	8.92	%*	5.95%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$10		$9		$8		$10		$10
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.60	%(d)	.60%		.60%		1.14%		1.46	%(d)
Expenses, before waivers/reimbursements	1.18	%(d)	1.25%		1.28%		1.14%		1.46	%(d)
Expenses, before waivers/reimbursements excluding interest expense	1.18	%(d)	1.25%		1.28%		1.14%		1.41	%(d)
Net investment income	3.13	%(d)	4.57%		4.45%		4.06%		4.25	%(d)
Portfolio turnover rate	54%		86%		81%		134%		169%

See footnote summary on page 65.

62	• ALLIANCEBERNSTEIN DIVERSIFIED YIELD FUND

Financial Highlights

(a)	Based on average shares outstanding.

(b)	Amount is less than $.005.

(c)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(d)	The ratio includes expenses attributable to costs of proxy solicitation.

*	Includes the impact of proceeds received and credited to the Fund resulting from the class action settlements, which enhanced the performance of each share class for the years ended October 31, 2010, October 31, 2009, October 31, 2008, and October 31, 2007, by 0.55%, 0.57%, 0.81%, and 4.31%, respectively.

See notes to financial statements.

ALLIANCEBERNSTEIN DIVERSIFIED YIELD FUND •	63

Financial Highlights

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors of

AllianceBernstein Diversified Yield Fund

We have audited the accompanying statement of assets and liabilities of AllianceBernstein Diversified Yield Fund, Inc. (the “Fund”), including the portfolio of investments, as of October 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2010 by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AllianceBernstein Diversified Yield Fund, Inc. at October 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

New York, New York

December 29, 2010

64	• ALLIANCEBERNSTEIN DIVERSIFIED YIELD FUND

Report of Independent Registered Public Accounting Firm

2010 FEDERAL TAX INFORMATION

(unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during the taxable year ended October 31, 2010.

For foreign shareholders, 61.20% of ordinary dividends paid may be considered to be qualifying to be taxed as interest-related dividends.

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2011.

ALLIANCEBERNSTEIN DIVERSIFIED YIELD FUND •	65

2010 Federal Tax Information

BOARD OF DIRECTORS

William H. Foulk, Jr.(1), Chairman Robert M. Keith, President and Chief Executive Officer John H. Dobkin(1) Michael J. Downey(1) D. James Guzy(1)	Nancy P. Jacklin(1) Garry L. Moody(1) Marshall C. Turner(1) Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer Paul J. DeNoon(2), Vice President Joran Laird(2) , Vice President Douglas J. Peebles(2), Vice President	Matthew S. Sheridan(2) , Vice President Greg J. Wilensky(2), Vice President Emilie D. Wrapp, Secretary Joseph J. Mantineo, Treasurer and Chief Financial Officer Stephen M. Woetzel, Controller

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Custodian and Accounting Agent

Brown Brothers Harriman & Company

40 Water Street

Boston, MA 02109

Legal Counsel

Seward & Kissel LLP

One Battery Park Plaza

New York, NY 10004

Transfer Agent

AllianceBernstein

Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm

Ernst & Young LLP

5 Times Square

New York, NY 10036

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee. Mr. Foulk is the sole member of the Fair Value Pricing Committee.

(2)	The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the Global Fixed Income Investment Team and the Global Credit Investment Team. Messrs. DeNoon, Laird, Peebles, Sheridan and Wilensky are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

66	• ALLIANCEBERNSTEIN DIVERSIFIED YIELD FUND

Board of Directors

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS*, AGE, (FIRST YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN THE PAST FIVE YEARS
INTERESTED DIRECTOR
Robert M. Keith, † 1345 Avenue of the Americas New York, NY 10105 50 (2010)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”),** and the head of AllianceBernstein Investments, Inc. (“ABI”),** since July 2008; Director of ABI and President of the AllianceBernstein Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.	97	None

ALLIANCEBERNSTEIN DIVERSIFIED YIELD FUND •	67

Management of the Fund

NAME, ADDRESS*, AGE, (FIRST YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS
William H. Foulk, Jr., #, ## Chairman of the Board 78 (1995)	Investment Adviser and an Independent Consultant since prior to 2005. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings. He has served as a director or trustee of various AllianceBernstein Funds since 1983 and has been Chairman of the AllianceBernstein Funds and of the Independent Directors Committee of such Funds since 2003. He is also active in a number of mutual fund related organizations and committees.	97	None

John H. Dobkin, # 68 (1995)	Independent Consultant since prior to 2005. Formerly, President of Save Venice, Inc. (preservation organization) from 2001-2002, Senior Advisor from June 1999-June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989-May 1999. Previously, Director of the National Academy of Design. He has served as a director or trustee of various AllianceBernstein Funds since 1992, and as Chairman of the Audit Committees of a number of such Funds from 2001-2008.	96	None

68	• ALLIANCEBERNSTEIN DIVERSIFIED YIELD FUND

Management of the Fund

NAME, ADDRESS*, AGE, (FIRST YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)
Michael J. Downey, # 66 (2005)	Private Investor since prior to 2005. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, Director of the Prudential Mutual funds, and member of the Executive Committee of Prudential Securities, Inc. He has served as a director or trustee of the AllianceBernstein Funds since 2005 and is a director of two other registered investment companies (and Chairman of one of them).	96	Asia Pacific Fund, Inc. and The Merger Fund since prior to 2005 and Prospect Acquisition Corp. (financial services) since 2007 until 2009

D. James Guzy, # 74 (2005)	Chairman of the Board of PLX Technology (semi-conductors) and of SRC Computers Inc., with which he has been associated since prior to 2005. He was a Director of Intel Corporation (semi-conductors) from 1969 until 2008 and served as Chairman of the Finance Committee of such company for several years until May 2008. He has served as a director or trustee of one or more of the AllianceBernstein Funds since 1982.	96	Cirrus Logic Corporation (semi-conductors) and PLX Technology, Inc. (semi-conductors) since prior to 2005 and Intel Corporation (semi-conductors) since prior to 2005 until 2008

ALLIANCEBERNSTEIN DIVERSIFIED YIELD FUND •	69

Management of the Fund

NAME, ADDRESS*, AGE, (FIRST YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)
Nancy P. Jacklin, # 62 (2006)	Professorial Lecturer at the Johns Hopkins School of Advanced International Studies since 2008. Formerly, U.S. Executive Director of the International Monetary Fund (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AllianceBernstein Funds since 2006.	96	None

70	• ALLIANCEBERNSTEIN DIVERSIFIED YIELD FUND

Management of the Fund

NAME, ADDRESS*, AGE, (FIRST YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)
Garry L. Moody, # 58 (2008)	Independent Consultant. Formerly, Partner, Deloitte & Touche LLP, (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995); and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services. He is also a member of the Governing Council of the Independent Directors Council (IDC), an organization of independent directors of mutual funds, and serves on that organization’s Education and Communications Committee. He has served as a director or trustee, and as Chairman of the Audit Committee, of most of the AllianceBernstein Funds since 2008.	96	None

ALLIANCEBERNSTEIN DIVERSIFIED YIELD FUND •	71

Management of the Fund

NAME, ADDRESS*, AGE, (FIRST YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN THE PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)
Marshall C. Turner, Jr., # 69 (2005)	Private Investor since prior to 2005. Interim CEO of MEMC Electronic Materials, Inc. (semi-conductor and solar cell substrates) from November 2008 until March 2009. He was Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing), 2003-2005, and President and CEO, 2005-2006, after the company was acquired and renamed Toppan Photomasks, Inc. He has extensive experience in venture capital investing including prior service as general partner of three institutional venture capital partnerships, and serves on the boards of a number of education and science-related non-profit organizations. He has served as a director or trustee of one or more of the AllianceBernstein Funds since 1992.	96	Xilinx, Inc. (programmable logic semi-conductors) and MEMC Electronic Materials, Inc. (semi-conductor and solar cell substrates) since prior to 2005

Earl D. Weiner, # 71 (2007)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP and member of ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AllianceBernstein Funds since 2007 and is Chairman of the Governance and Nominating Committees of most of the Funds.	96	None

72	• ALLIANCEBERNSTEIN DIVERSIFIED YIELD FUND

Management of the Fund

*	The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

***	The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

†	Mr. Keith is an “interested person”, as defined in the 1940 Act, due to his position as a Senior Vice President of the Adviser.

#	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

##	Member of the Fair Value Pricing Committee.

ALLIANCEBERNSTEIN DIVERSIFIED YIELD FUND •	73

Management of the Fund

Officer Information

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST 5 YEARS
Robert M. Keith 50	President and Chief Executive Officer	See biography above.

Philip L. Kirstein 65	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AllianceBernstein Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to March 2003.

Paul J. DeNoon 48	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2005.

Joran Laird 35	Vice President	Vice President of the Adviser**, with which he has been associated since prior to 2005.

Douglas J. Peebles 45	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2005.

Matthew S. Sheridan 35	Vice President	Vice President of the Adviser**, with which he has been associated since prior to 2005.

Greg J. Wilensky 43	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2005.
Emilie D. Wrapp 55	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2005.

Joseph J. Mantineo 51	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2005.

Stephen M. Woetzel 39	Controller	Vice President of ABIS,** with which he has been associated since prior to 2005.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (SAI) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AllianceBernstein at (800) 227-4618, or visit www.alliancebernstein.com, for a free prospectus or SAI.

74	• ALLIANCEBERNSTEIN DIVERSIFIED YIELD FUND

Management of the Fund

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and the AllianceBernstein Diversified Yield Fund, Inc., (the “Fund”).2 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by the September 1, 2004 Assurance of Discontinuance (“AoD”) between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Fund which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Fund grows larger; and
6.	Nature and quality of the Adviser’s services including the performance of the Fund.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. The first factor is an additional factor required to be considered by the AoD. The Supreme Court recently held the Gartenberg decision was correct in its basic formulation of what Section 36(b) of the 40 Act requires: to face liability under Section 36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable

1	It should be noted that the Senior Officer’s fee evaluation was completed on October 21, 2010 and discussed with the Board of Directors on November 2-4, 2010.

2	Future references to the Fund do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratios refer to the Class A shares of the Fund.

ALLIANCEBERNSTEIN DIVERSIFIED YIELD FUND •	75

relationship to the services rendered and could not have been the product of arms length bargaining.” Jones v. Harris Associates L.P., (No. 08-586), slip op. at 9, 559 U.S.          2010. In the Jones decision, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of Section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arms-length bargaining as the benchmark for reviewing challenged fees.”3

FUND ADVISORY FEES, EXPENSE CAPS, REIMBURSEMENTS & RATIOS

The Adviser proposed that the Fund pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory schedule.4 Also shown in the table below is the net asset of the Fund as of September 30, 2010.

Category	Advisory Fee Based on % of Average Daily Net Assets	09/30/10 Net Assets ($MM)
High Income	50 bp on 1st $2.5 billion 45 bp on next $2.5 billion 40 bp on the balance	$73.1

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Fund. During the Fund’s most recently completed fiscal year, the Adviser received $102,427 (0.154% of the Fund’s average daily net assets) for such services.

The Adviser agreed to waive that portion of its advisory fees and/or reimburse the Fund for that portion of the Fund’s total operating expenses to the degree necessary to limit the Fund’s expense ratios to the amounts set forth below for the Fund’s current fiscal year. The waiver is terminable by the Adviser at the end

3	Jones v. Harris at 11.

4	Most of the AllianceBernstein Mutual Funds, which the Adviser manages, were affected by the Adviser’s settlement with the NYAG.

76	• ALLIANCEBERNSTEIN DIVERSIFIED YIELD FUND

of the Fund’s fiscal year upon at least 60 days written notice. In addition, set forth below are the Fund’s gross expense ratios, annualized for the most recent semi-annual period:

Fund	Expense Cap Pursuant to Expense Limitation Undertaking			Gross Expense Ratio[5] (04/30/10)		Fiscal Year End
Diversified Yield Fund, Inc.	Advisor Class A Class B Class C Class R Class K Class I	0.60 0.90 1.60 1.60 1.10 0.85 0.60	% % % % % % %	1.28 1.58 2.32 2.29 1.92 1.59 1.20	% % % % % % %	October 31

I.	ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Fund that are not provided to non-investment company clients include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Fund’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Fund are more costly than those for institutional client assets due to the greater complexities and time required for investment companies, although as previously noted, the Adviser is reimbursed for providing such services. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Fund’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have

5	Annualized.

ALLIANCEBERNSTEIN DIVERSIFIED YIELD FUND •	77

suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although arguably still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts that have a substantially similar investment style as the Fund.6 In addition to the AllianceBernstein Institutional fee schedule, set forth below is what would have been the effective advisory fee of the Fund had the AllianceBernstein Institutional fee schedule been applicable to the Fund versus the Fund’s advisory fees based on September 30, 2010 net assets.7

Fund	Net Assets 09/30/10 ($MIL)	AllianceBernstein (“AB”) Institutional (“Inst.”) Fee Schedule	Effective AB Inst. Adv. Fee	Fund Advisory Fee
Diversified Yield Fund, Inc.	$73.1	Diversified Yield Schedule 40 bp on 1st $50 million 25 bp on the balance Minimum account size: $50 m	0.353%	0.500%

The Adviser represented that it does not sub-advise any registered investment company that has a similar investment strategy as the Fund.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Fund with fees charged to other investment companies for similar services by other investment advisers.8 Lipper’s

6	It should be noted that the Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 13.

7	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule, although it should be noted that there were no such institutional accounts that are similar in investment style as the Fund, which opened in the last three years. Discounts that are negotiated vary based upon each client relationship.

8	In considering this section, it should be noted that the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of the negotiations conducted at arms length.” Jones v. Harris at 14.

78	• ALLIANCEBERNSTEIN DIVERSIFIED YIELD FUND

analysis included the Fund’s ranking with respect to the contractual management fee relative to the median of the Fund’s Lipper Expense Group (“EG”)9 at the approximate current asset level of the subject Fund.10

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, and expense components and attributes. An EG will typically consist of seven to twenty funds.

Fund	Contractual Management Fee (%)[11]	Lipper Exp. Group Median (%)	Rank
Diversified Yield Fund, Inc.	0.500	0.600	2/11

Lipper also compared the Fund’s total expense ratio to the medians of the Fund’s EG and Lipper Expense Universe (“EU”). The EU12 is a broader group compared to the EG, consisting of all funds that have the same investment classification/objective and load type as the subject Fund.

It should be noted that Lipper uses expense ratio data from financial statements of the most current fiscal year in their database. This has several implications: the total expense ratio of each fund that Lipper uses in their report is based on each fund’s average net assets during its fiscal year. Since funds have different fiscal year ends, the total expense ratios of the funds may cover different twelve month periods, depending on the funds’ fiscal year ends. This is the process that Lipper always follows but given the volatile market conditions during 2008 and 2009, notably the last three months of 2008 through the first three months of 2009, when equity markets declined substantially, and conversely through the remainder of 2009,

9	It should be noted that Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratios than comparable sized funds that have relatively large average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

10	The contractual management fee is calculated by Lipper using the Fund’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Fund, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” means that the Fund has the lowest effective fee rate in the Lipper peer group.

11	The contractual management fee does not reflect any expense reimbursements made by the Fund to the Adviser for certain clerical, legal, accounting, administrative, and other services. In addition, the contractual management fee does not reflect any management fee waivers for expense caps that would effectively reduce the actual contractual management fee.

12	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG when selecting an EU. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

ALLIANCEBERNSTEIN DIVERSIFIED YIELD FUND •	79

when equity markets rallied the effects on the funds’ total expense ratio caused by the differences in fiscal year ends may be more pronounced in 2008 and 2009 compared to other years under more normal market conditions.13

Fund	Expense Ratio (%)[14]	Lipper Exp. Group Median (%)	Lipper Group Rank	Lipper Exp. Universe Median (%)	Lipper Universe Rank
Diversified Yield Fund, Inc.[15]	0.896	1.151	1/11	1.094	3/30

Based on this analysis, the Fund has a more favorable ranking on a total expense basis than on a management fee basis.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Fund. The Senior Officer has retained an independent consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The profitability information for the Fund prepared by the Adviser for the Board of Directors was reviewed by the Senior Officer and the independent consultant. The Adviser’s profitability from providing investment advisory services to the Fund was negative during calendar year 2009.

In addition to the Adviser’s direct profits from managing the Fund, certain of the Adviser’s affiliates have business relationships with the Fund and may earn a profit from providing other services to the Adviser. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Fund and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive. These affiliates provide transfer agent and distribution related services to the Fund and receive transfer agent fees, front-end sales loads, Rule 12b-1 payments, and contingent deferred sales charges (“CDSC”). During the Fund’s most recently

13	To cite an example, the average net assets and total expense ratio of a fund with a fiscal year end of March 31, 2009 will not be reflective of the market rally that occurred post March 2009, in contrast to a fund with a fiscal year end of December 31, 2009.

14	Most recently completed fiscal year Class A share total expense ratio.

15	The Fund’s Class A share total expense ratio is capped at 0.90%.

80	• ALLIANCEBERNSTEIN DIVERSIFIED YIELD FUND

completed fiscal year, ABI received from the Fund $4,029, $326,721 and $17,465 in front-end sales charges, Rule 12b-1 and CDSC fees, respectively.

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the Fund’s principal underwriter. ABI and the Adviser have disclosed in the Fund’s prospectus that they may make revenue sharing payments from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Fund. In 2009, ABI paid approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $13.8 million for distribution services and educational support (revenue sharing payments).16

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent for the Fund, are charged on a per account basis, based on the level of service provided and the class of share held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. ABIS’ after-tax profitability increased in 2009 in comparison to 2008. During the Fund’s most recently completed fiscal year, ABIS received $46,486 in fees from the Fund.

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through fee structures,17 subsidies and enhancement to services. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems, can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms have made such investments in their business to provide services, there may be a sharing of economies of scale without a reduction in advisory fees.

An independent consultant, retained by the Senior Officer, provided the Board of Directors an update of the Deli18 study on advisory fees and various fund characteristics.19 The independent consultant first reiterated the results of his

16	ABI currently inserts the “Advance” in quarterly account statements and pays the incremental costs associated with the mailing. The incremental cost is less than what an “independent mailing” would cost.

17	Fee structures include fee reductions, pricing at scale and breakpoints in advisory fee schedules.

18	The Deli study was originally published in 2002 based on 1997 data.

19	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arms length. See Jones V. Harris at 14.

ALLIANCEBERNSTEIN DIVERSIFIED YIELD FUND •	81

previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.20 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund assets under management (“AUM”), family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of fund size and the large asset manager’s proportion of mutual fund assets to non-mutual fund assets.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE FUND

With assets under management of approximately $484 billion as of September 30, 2010, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Fund.

The information below shows the 1, 3, 5 and 10 year performance returns and rankings of the Fund21 relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)22 for the periods ended July 31, 2010.23

	Fund Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
1 year	11.37	15.02	15.78	11/11	33/34
3 year	1.44	6.67	7.09	9/9	28/28
5 year	3.51	5.16	6.24	6/6	24/24
10 year	4.41	5.95	6.89	4/5	21/22

20	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

21	The performance returns and rankings are for the Class A shares of the Fund. It should be noted that the performance returns of the Fund that are shown were provided by Lipper. Lipper maintains its own database that includes the Fund’s performance returns. However, differences in the distribution price (ex-date versus payable date) and rounding differences may cause the Adviser’s own performance returns of the Fund to be different from Lipper.

22	The Fund’s PG is identical to the Fund’s EG. The Fund’s PU is not identical to the Fund’s EU as the criteria for including/excluding a fund in/from a PU are somewhat different from that of an EU.

23	Note that the current Lipper investment classification/objective dictates the PG and PU throughout the life of the Fund even if the Fund may have had a different investment classification/objective at different points in time.

82	• ALLIANCEBERNSTEIN DIVERSIFIED YIELD FUND

Set forth below are the 1, 3, 5 and 10 year and since inception net performance returns of the Fund (in bold)24 versus its benchmark.25 Fund and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.26

	Periods Ending July 31, 2010 Annualized Net Performance
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)	Since Inception (%)	Annualized		Risk Period (Year)
						Volatility (%)	Sharpe (%)
Diversified Yield Fund, Inc.	11.26	1.36	3.46	4.39	6.36	6.28	0.30	10
Barclays Capital Global Aggregate Bond Index (USD hedged)	7.12	6.49	5.14	5.80	N/A	6.18	0.68	10
Inception Date: January 9, 1996

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Fund is reasonable and within the range of what would have been negotiated at arms-length in light of all the surrounding circumstances. This conclusion in respect of the Fund is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: November 22, 2010

24	The performance returns and risk measures shown in the table are for the Class A shares of the Fund.

25	The Adviser provided Portfolio and benchmark performance return information for the periods through July 31, 2010.

26	Fund volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Benchmark volatility and Sharpe Ratio information was estimated by the Senior Officer using standard Lipper methodology. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a fund’s return in excess of the riskless return by the fund’s standard deviation. A fund with a greater volatility would be seen as more risky than a fund with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky fund. A fund with a higher Sharpe Ratio would be viewed as better performing than a fund with a lower Sharpe Ratio.

ALLIANCEBERNSTEIN DIVERSIFIED YIELD FUND •	83

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

Wealth Strategies Funds

Balanced Wealth Strategy

Wealth Appreciation Strategy

Conservative Wealth Strategy*

Tax-Managed Balanced Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

Tax-Managed Conservative Wealth Strategy*

Blended Style Funds

U.S. Large Cap Portfolio

International Portfolio

Tax-Managed International Portfolio

Growth Funds

Domestic

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

Small/Mid Cap Growth Fund

U.S. Strategic Research Portfolio

Global & International

Global Growth Fund

Global Thematic Growth Fund

Greater China ‘97 Fund

International Discovery Equity Portfolio

International Growth Fund

Value Funds

Domestic

Balanced Shares

Core Opportunities Fund*

Growth & Income Fund

Small/Mid Cap Value Fund

Equity Income Fund*

Value Fund

Global & International

Global Real Estate Investment Fund

Global Value Fund

International Value Fund

Taxable Bond Funds

Bond Inflation Strategy

Diversified Yield Fund

Global Bond Fund

High Income Fund

Intermediate Bond Portfolio

Short Duration Portfolio

Municipal Bond Funds

Arizona Municipal Bond Inflation Strategy California High Income Massachusetts Michigan	Minnesota National New Jersey New York Ohio Pennsylvania Virginia

Intermediate Municipal Bond Funds

Intermediate California

Intermediate Diversified

Intermediate New York

Closed-End Funds

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income Fund

Alliance California Municipal Income Fund

Alliance New York Municipal Income Fund

The Ibero-America Fund*

Inflation Strategies

Real Asset Strategy*

Alternative Strategies

Market Neutral Strategy – U.S.

Market Neutral Strategy – Global

Retirement Strategies Funds

2000 Retirement Strategy	2020 Retirement Strategy	2040 Retirement Strategy
2005 Retirement Strategy	2025 Retirement Strategy	2045 Retirement Strategy
2010 Retirement Strategy	2030 Retirement Strategy	2050 Retirement Strategy
2015 Retirement Strategy	2035 Retirement Strategy	2055 Retirement Strategy

We also offer Exchange Reserves,** which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

You should consider the investment objectives, risks, charges and expenses of any AllianceBernstein fund/portfolio carefully before investing. For free copies of our prospectuses, which contain this and other information, visit us online at www.alliancebernstein.com or contact your financial advisor. Please read the prospectus carefully before investing.

*	Prior to December 31, 2009, Conservative Wealth Strategy was named Wealth Preservation Strategy, and Tax-Managed Conservative Wealth Strategy was named Tax-Managed Wealth Preservation Strategy. Prior to January 20, 2010, The Ibero-America Fund was named The Spain Fund. Prior to March 1, 2010, Core Opportunities Fund was named the Focused Growth & Income Fund. Prior to September 1, 2010, Equity Income Fund was named Utility Income Fund. Prior to September 27, 2010, Real Asset Strategy was named Multi-Asset Inflation Strategy.

**	An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

84	• ALLIANCEBERNSTEIN DIVERSIFIED YIELD FUND

AllianceBernstein Family of Funds

ALLIANCEBERNSTEIN DIVERSIFIED YIELD FUND

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

DYF-0151-1010

ITEM 2.	CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant’s code of ethics is filed herewith as Exhibit 12(a)(1).

(b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors has determined that independent directors Garry L. Moody and William H. Foulk, Jr. qualify as audit committee financial experts.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) – (c) The following table sets forth the aggregate fees billed by the independent registered public accounting firm Ernst & Young LLP, for the Fund’s last two fiscal years for professional services rendered for: (i) the audit of the Fund’s annual financial statements included in the Fund’s annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (i), which include advice and education related to accounting and auditing issues and quarterly press release review (for those Funds which issue press releases), and preferred stock maintenance testing (for those Funds that issue preferred stock); and (iii) tax compliance, tax advice and tax return preparation.

	Audit Fees	Audit-Related Fees	Tax Fees
2009	$53,739	$1,650	$10,900
2010	$40,000	$—	$16,971

(d)	Not applicable.

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund’s Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund’s independent registered public accounting firm. The Fund’s Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table under Item 4 (a) – (c) are for services pre-approved by the Fund’s Audit Committee.

(f) Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund’s Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund, which include preparing an annual internal control report pursuant to Statement on Auditing Standards No. 70 (“Service Affiliates”):

	All Fees for Non-Audit Services Provided to the Portfolio, the Adviser and Service Affiliates	Total Amount of Foregoing Column Pre- approved by the Audit Committee (Portion Comprised of Audit Related Fees) (Portion Comprised of Tax Fees)
2009	$787,207	$ $ $	256,396 (245,496 (10,900	) )
2010	$709,151	$ $ $	144,686 (127,715 (16,971	) )

(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund’s independent registered public accounting firm to the Adviser and Service Affiliates is compatible with maintaining the auditor’s independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3 (c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (a) (1)	Code of Ethics that is subject to the disclosure of Item 2 hereof

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AllianceBernstein Diversified Yield Fund, Inc.

By:	/S/ ROBERT M. KEITH
Robert M. Keith
President

Date: December 28, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/S/ ROBERT M. KEITH
Robert M. Keith
President

Date: December 28, 2010

By:	/S/ JOSEPH J. MANTINEO
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date: December 28, 2010